UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811 - 04023

Exact name of registrant as specified in charter:	Dryden Municipal Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2004

Date of reporting period:	8/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Municipal Series Fund/

New Jersey Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to

change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the New Jersey Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New Jersey Series

Dryden Municipal Series Fund/New Jersey Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	5.27%	32.53%	73.88% (72.94)	149.62% (143.06)
Class B	5.01	30.89	68.51 (67.59)	180.38 (162.84)
Class C	4.75	29.29	64.40 (63.50)	64.63 (63.73)
Class Z	5.52	34.14	N/A	52.77 (52.63)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper NJ Muni Debt Funds Avg.[4]	6.15	29.71	70.19	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.28%	5.06%	5.47% (5.41)	6.16% (5.96)
Class B	–2.31	5.51	5.58 (5.52)	6.45 (6.02)
Class C	1.35	5.41	5.32 (5.26)	5.08 (5.02)
Class Z	3.10	6.19	N/A	5.63 (5.62)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77	***
Lipper NJ Muni Debt Funds Avg.[4]	3.87	5.55	5.70	****

Distributions and Yields[1] as of 8/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.56	2.86%	4.56%	4.70%
Class B	$0.54	2.73	4.35	4.49
Class C	$0.51	2.48	3.95	4.07
Class Z	$0.59	3.22	5.13	5.29

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The Lipper New Jersey (NJ) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NJ Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New Jersey.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 172.15% for Class A, 215.87% for Class B, 89.37% for Class C, and 57.74% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.10% for Class A, 7.22% for Class B, 6.54% for Class C, and 6.06% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 152.56% for Class A, 195.11% for Class B, 71.05% for Class C, and 44.38% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.55% for Class A, 6.77% for Class B, 5.48% for Class C, and 4.87% for Class Z.

Dryden Municipal Series Fund/New Jersey Series	3

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
New Jersey Econ. Dev. Auth., Econ. Dev. Rev., 4/01/31, 6.375%	4.4%
New Jersey St. Tpke. Auth., Tpke. Rev., 1/01/18, 5.75%	3.5
New Jersey Econ. Dev. Auth., Wtr. Facs. Rev., 11/01/29, 9.93%	3.5
Delaware River Port Auth., 1/01/26, 5.625%	3.3
New Jersey Econ. Dev. Auth. Rev., 6/15/18, 5.25%	3.1

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	61.4%
Aa	2.7
A	16.1
Baa	7.1
NR	11.5
Other assets in excess of liabilities	1.2

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

A momentous year in the New Jersey municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, according to the Lehman Brothers Municipal Bond Index (the Index). In addition to the volatile market conditions, investors in New Jersey municipal bonds encountered significant fiscal developments in the Garden State. Economic conditions in New Jersey improved, but a continued gap between projected revenues and projected expenditures pressured the credit rating of the state’s general obligation (GO) bonds.

Although the Series’ holdings were diversified across many sectors of the New Jersey municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. One key factor that pressured the Series’ returns was its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, all classes of the Series’ shares lagged the Lipper New Jersey Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004.

We initiated a shift in our investment discipline in late March 2004 that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful and contributed to the Series’ underperformance versus its Lipper Average. Therefore we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the economy. These figures and a pick-up in inflation caused the financial markets to speculate that the Fed would soon hike short-term rates to lessen the amount of

Dryden Municipal Series Fund/New Jersey Series	5

Investment Adviser’s Report (continued)

monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns because it made the Series more vulnerable to the rise in interest rates. However, we believe this strategy of focusing on the Index will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned that they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remained relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively purchase lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

New Jersey GO bonds downgraded

During the reporting period, Standard & Poor’s Ratings Services lowered its rating of New Jersey GO bonds from AA to AA-minus and assigned a stable rating outlook. Moody’s Investors Service also cut the bonds’ rating from Aa2 to Aa3 and assigned a stable rating outlook. Because the municipal market anticipated the ratings actions, the downgrades were already reflected in the prices of New Jersey GO bonds before they were announced. The Garden State’s fiscal challenges have continued even as economic conditions strengthened. In order to balance its budget for fiscal 2005 that

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runs from July 1 through June 30, certain taxes were increased and new bonds issued. However, the New Jersey State Supreme Court ruled that bond issuance to provide operating funds would be prohibited in the future.

Moving in and out of tobacco-related bonds

Among other sectors in the municipal securities market, the Series participated in tobacco-related bonds on an opportunistic basis. This means we purchased bonds when we believed their yields adequately compensated the Series for the risk of owning them, with the intention of selling them when they were no longer attractive on a relative basis. Late in the reporting period, we purchased at depressed prices tobacco-related bonds backed solely by payments of tobacco companies to state governments under the Master Settlement Agreement. Even though the bonds later gained in value, we only allowed the Series to have a very limited exposure to the sector, which remains volatile as litigation risk could result in further judgments against tobacco companies.

Focus on bonds backed by special taxes

The Series had a considerable exposure to special tax/assessment district bonds during its reporting period. The bonds help finance the development of public infrastructure for residential communities in New Jersey where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. The sector was relatively stable during the reporting period as improving economic growth helped increase the amount of taxes collected. We continued to favor these bonds as we believe the sector offers attractive value on a risk-adjusted basis, i.e., a bond may experience significant improvement in credit quality once the construction of a district is completed.

Dryden Municipal Series Fund/New Jersey Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical

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examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New Jersey Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$996	0.92%	$4.62
	Hypothetical	$1,000	$1,021	0.92%	$4.67

Class B	Actual	$1,000	$995	1.17%	$5.87
	Hypothetical	$1,000	$1,019	1.17%	$5.94

Class C	Actual	$1,000	$993	1.42%	$7.11
	Hypothetical	$1,000	$1,018	1.42%	$7.20

Class Z	Actual	$1,000	$997	0.67%	$3.36
	Hypothetical	$1,000	$1,022	0.67%	$3.41

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund/New Jersey Series	9

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Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.2%

Municipal Bonds
Bergen Cnty., Util. Auth., Wtr. Poll. Ctrl. Rev., Ser. B, F.G.I.C.	Aaa	5.75%	12/15/05	$1,000		$1,052,990
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, M.B.I.A.	Aaa	6.80	3/01/21	2,615		3,409,620
Clearview Reg. High Sch. Dist., F.G.I.C.	Aaa	5.375	8/01/15	1,205		1,370,121
Delaware River Port Auth., Penn. & NJ Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000		5,319,800
Essex Cnty. Impvt. Auth. Proj. Rev., F.S.A.	Aaa	5.125	12/15/18	3,000		3,261,960
Essex Cnty. Impvt. Auth., Lease-Cogen Facs. Proj. Rev., F.G.I.C.	Aaa	5.25	1/01/19	1,110		1,195,914
Gloucester Cnty. Impvt. Auth., Solid Wste. Recov. Rev. Wste. Mgmt. Proj., Ser. A	BBB(d)	6.85	12/01/29	3,000		3,430,020
Jackson Twnshp. Sch. Dist., G.O., F.G.I.C.	Aaa	6.60	6/01/05	940		976,406
G.O., F.G.I.C.	Aaa	6.60	6/01/10	1,600		1,913,248
G.O., F.G.I.C.	Aaa	6.60	6/01/11	1,600		1,938,400
Middle Twnshp. Sch. Dist., F.G.I.C.	Aaa	7.00	7/15/05	1,200	(f)	1,257,408
Middlesex Cnty. Impvt. Auth. Rev., Rfdg., Cnty. Gtd., Golf Course Projs.	Aa1	5.25	6/01/18	1,080		1,190,797
New Jersey Bldg. Auth. St. Rev., Rfdg., Ser. B, A.M.B.A.C.	Aaa	5.25	12/15/09	4,000		4,473,680
New Jersey Econ. Dev. Auth. Rev.,
Sch. Facs. Constrs., Ser. A, A.M.B.A.C.	Aaa	5.125	6/15/14	3,000		3,309,330
Sch. Facs. Constrs., Ser. A, A.M.B.A.C.	Aaa	5.25	6/15/18	4,500		4,936,005
Sch. Facs. Constrs., Ser. F	A1	5.00	6/15/09	2,000		2,195,360

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New Jersey Econ. Dev. Auth.,
Masonic Charity Fdn. Proj.	A+(d)	5.875%	6/01/18	$250		$278,932
Masonic Charity Fdn. Proj.	A+(d)	6.00	6/01/25	1,150		1,269,945
New Jersey Econ. Dev. Auth., Econ. Dev. Rev.,
Kapkowski Rd. Landfill, Ser. A	Aaa	6.375	4/01/31	5,800	(e)	7,145,658
Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.	Aaa	Zero	4/01/08	1,020		928,180
New Jersey Econ. Dev. Auth.,
Natural Gas Facs. Rev., NUI Corp. Proj., Ser. A, M.B.I.A.,
A.M.T.	Aaa	5.70	6/01/32	1,500		1,571,025
New Jersey Econ. Dev. Auth., Rev.,
First Mtge.—Franciscan Oaks	NR	5.70	10/01/17	2,040		1,958,706
First Mtge.—Keswick Pines	NR	5.75	1/01/24	1,750		1,731,730
First Mtge.—The Evergreens	NR	5.875	10/01/12	1,200		1,200,684
First Mtge.—The Evergreens	NR	6.00	10/01/17	1,425		1,459,898
First Mtge.—The Evergreens	NR	6.00	10/01/22	1,400		1,414,728
Trans. Proj. Sublease, Ser. A, F.S.A.	Aaa	6.00	5/01/16	1,350	(e)	1,546,601
New Jersey Econ. Dev. Auth.,
Wtr. Facs. Rev., R.I.T.E.S., PA-98, F.G.I.C., A.M.T.	NR	9.93(c)	11/01/29	5,000		5,588,700
New Jersey Hlth. Care Facs.
Fin. Auth. Rev., Atlantic City Med. Ctr.	A2	6.25	7/01/17	1,750		1,979,757
Jersey Shore Med. Ctr., A.M.B.A.C.	Aaa	6.00	7/01/09	630		645,278
Jersey Shore Med. Ctr., A.M.B.A.C.	Aaa	6.25	7/01/21	650	(f)	665,912
South Jersey Hosp.	Baa1	6.00	7/01/26	1,000		1,050,530
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000		1,044,970
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE	AAA(d)	5.70	7/01/11	4,375		4,638,462
St. Peters Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	1,750		1,920,573
New Jersey St. Cert. Part., Equipment Lease Purchase, Ser. A, C.O.P.	A1	5.00	6/15/09	3,000		3,276,150

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New Jersey St. Ed. Facs. Auth. Rev.,
Coll. of New Jersey, Ser. C, F.G.I.C.	Aaa	5.375%	7/01/17	$1,000		$1,102,940
Felician College of Lodi, Ser. D	NR	7.375	11/01/22	1,180		1,190,632
Princeton Theological, Ser. B	Aaa	5.90	7/01/26	2,500	(e)	2,711,950
William Patterson Univ., Ser. A, F.G.I.C.	Aaa	5.00	7/01/28	3,445		3,537,154
New Jersey St. Hwy. Auth.,
Garden St. Pkwy.,
Gen. Rev.	A1	5.75	1/01/14	2,500	(e)	2,881,775
Gen. Rev.	A1	5.625	1/01/30	1,650	(e)	1,891,824
Gen. Rev., E.T.M.	A1	6.20	1/01/10	3,035		3,442,995
New Jersey St. Tpke. Auth., Tpke. Rev.,
Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	5,000		5,589,150
Ser. C, M.B.I.A., E.T.M.	Aaa	6.50	1/01/09	1,000		1,158,360
New Jersey St. Trans. Corp. Ctfs., Federal Trans. Admin. Grants, Ser. B, C.O.P.,
A.M.B.A.C.	Aaa	6.00	9/15/15	2,000	(e)	2,338,160
New Jersey St. Trans. Trust Fund Auth. Rev.,
R.I.T.E.S., PA-646, M.B.I.A.	NR	16.01(c)	12/15/08	2,475		3,950,249
Trans. Sys., Ser. B, M.B.I.A.	Aaa	6.50	6/15/10	1,540		1,820,357
Trans. Sys., Ser. B, M.B.I.A.	Aaa	5.75	6/15/14	1,315	(e)	1,385,234
Trans. Sys., Ser. B, M.B.I.A.	Aaa	6.00	12/15/14	3,425		3,994,235
North Bergen Twnshp. Mun. Util. Auth. Swr. Rev.,
M.B.I.A.	Aaa	5.25	12/15/17	1,800		1,995,138
North Brunswick Twnshp.,
Brd. of Ed., G.O.	Aa3	6.80	6/15/06	350		380,653
Brd. of Ed., G.O.	Aa3	6.80	6/15/07	350		393,862
Port Auth. of New York & New Jersey, Cons. Ser. 127, A.M.B.A.C., A.M.T.	Aaa	5.50	12/15/15	3,000		3,338,970
Cons., Ser. 135	A1	5.00	3/15/39	4,380		4,429,713
Ser. 96, F.G.I.C., A.M.T.	Aaa	6.60	10/01/23	2,750		2,788,500
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. J	Baa1	5.50	7/01/23	1,320		1,434,814

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Puerto Rico Elec. Pwr. Auth., Rfdg., Ser. X, M.B.I.A.	Aaa	6.00%	7/01/12	$3,295	(e)	$3,486,637
Puerto Rico Pub. Fin. Corp.,
Comnwlth. Approp., Ser. A, M.B.I.A.	Aaa	5.50	8/01/17	1,500	(e)	1,720,815
Rutgers—The St. Univ. of New Jersey, Ser. A	Aa3	6.40	5/01/13	2,000		2,351,100
Sparta Twnshp. Sch. Dist., G.O., M.B.I.A.	Aaa	5.75	9/01/14	1,000	(e)	1,078,490
Tobacco Settlement Fin. Corp., Asset Bkd.	Baa3	6.125	6/01/42	2,000		1,681,660
Union City Sch. Impvt., G.O., F.S.A.	Aaa	6.375	11/01/08	1,545		1,782,621
Union Cnty. Impvt. Auth. Rev., Plainfield Brd. of Ed. Proj.,
F.G.I.C.	AAA(d)	6.25	8/01/14	1,175	(e)	1,324,718
F.G.I.C.	AAA(d)	6.25	8/01/16	1,330	(e)	1,499,469
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	BBB(d)	6.50	10/01/24	750		854,917
West Morris Reg. High Sch.,
G.O., M.B.I.A.	Aaa	5.00	5/01/23	2,145		2,253,945
G.O., M.B.I.A.	Aaa	5.00	5/01/24	2,246		2,352,842

Total long-term investments (cost $144,338,246)						154,691,357

SHORT-TERM INVESTMENTS 2.6%

Municipal Bonds
Mun. Secs. Trust Cert., G.O.,
Ser. 2001-174 Cert. Class A, F.R.D.D.	A-1(d)	1.34	9/01/04	1,600		1,600,000
New Jersey Econ. Dev. Auth., Wtr. Facs. Rev.,
Rfdg., United Wtr. Proj., Ser. A, F.R.D.D.	VMIG1	1.33	9/01/04	400		400,000
United Wtr. Proj., Ser. C, A.M.B.A.C., F.R.D.D., A.M.T.	VMIG1	1.45	9/01/04	400		400,000
Port Auth. of New York & New Jersey SPL. Oblig. Rev.,
Versatile Structure Oblig., Ser. 3, F.R.D.D.	VMIG1	1.34	9/01/04	1,800		1,800,000

Total short-term investments (cost $4,200,000)						4,200,000

See Notes to Financial Statements.

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Description (a)	Value (Note 1)

Total Investments 98.8% (cost $148,538,246)	$158,891,357
Other assets in excess of liabilities 1.2%	1,877,789

Net Assets 100%	$160,769,146

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

CONNIE LEE—College Construction Loan Insurance Association.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(d)	Standard & Poor’s Rating.
(e)	All or partially prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f)	Partial principal amount pledged as collateral for financial futures contracts.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	15

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2004 was as follows:

Transportation	22.6%
Lease Backed Certificate of Participation	17.4
Healthcare	13.2
General Obligation	10.8
Education	9.2
Special Tax/Assessment District	9.2
Corporate Backed IDB & PCR	5.5
Water & Sewer	4.4
Other	3.3
Power	2.2
Tobacco	1.0
Other assets in excess of liabilities	1.2

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This Page Intentionally Left Blank

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $148,538,246)	$158,891,357
Cash	21,972
Interest receivable	2,208,818
Due from broker—variation margin	25,375
Receivable for Series shares sold	20,000
Prepaid Expenses	7,748

Total assets	161,175,270

Liabilities
Payable for Series shares reacquired	102,220
Dividends payable	98,971
Accrued expenses	85,946
Distribution fee payable	67,867
Management fee payable	40,788
Deferred trustees’ fees	10,332

Total liabilities	406,124

Net Assets	$160,769,146

Net assets were comprised of:
Shares of beneficial interest, at par	$145,777
Paid-in capital in excess of par	149,441,047

149,586,824
Overdistribution net investment income	(37,437)
Accumulated net realized gain on investments	497,967
Net unrealized appreciation on investments	10,721,792

Net assets, August 31, 2004	$160,769,146

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($126,713,708 ÷ 11,493,044 shares of beneficial interest issued and outstanding)	$11.03
Maximum sales charge (4% of offering price)	0.46

Maximum offering price to public	$11.49

Class B
Net asset value, offering price and redemption price per share ($24,564,892 ÷ 2,226,379 shares of beneficial interest issued and outstanding)	$11.03

Class C
Net asset value, offering price and redemption price per share ($5,904,035 ÷ 535,330 shares of beneficial interest issued and outstanding)	$11.03

Class Z
Net asset value, offering price and redemption price per share ($3,586,511 ÷ 322,906 shares of beneficial interest issued and outstanding)	$11.11

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	19

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$8,543,960

Expenses
Management fee	858,288
Distribution fee—Class A	330,731
Distribution fee—Class B	147,036
Distribution fee—Class C	45,493
Custodian’s fees and expenses	121,000
Transfer agent’s fees and expenses	62,000
Reports to shareholders	48,000
Registration fees	42,000
Audit fee	24,000
Legal fees and expenses	22,000
Trustees’ fees	14,000
Miscellaneous expenses	12,670

Total expenses	1,727,218

Net investment income	6,816,742

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,355,599
Financial futures transactions	(1,654,732)
Interest rate swap transactions	54,662
Written option transactions	21,618

777,147

Net change in unrealized appreciation on:
Investments	644,458
Financial futures contracts	421,785

1,066,243

Net gain on investments	1,843,390

Net Increase In Net Assets Resulting From Operations	$8,660,132

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,816,742	$7,609,416
Net realized gain on investment transactions	777,147	1,427,652
Net change in unrealized appreciation (depreciation) on investments	1,066,243	(4,386,695)

Net increase in net assets resulting from operations	8,660,132	4,650,373

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,311,157)	(5,837,798)
Class B	(1,107,682)	(1,416,222)
Class C	(212,928)	(221,597)
Class Z	(164,918)	(108,256)

	(6,796,685)	(7,583,873)

Distributions from net realized gains
Class A	(1,422,241)	(552,564)
Class B	(337,523)	(147,238)
Class C	(65,597)	(23,661)
Class Z	(43,378)	(5,835)

	(1,868,739)	(729,298)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	12,069,513	19,643,365
Net asset value of shares issued in reinvestment of dividends and distributions	5,057,809	4,809,055
Cost of shares reacquired	(32,703,590)	(28,562,205)

Net decrease in net assets from Series share transactions	(15,576,268)	(4,109,785)

Total decrease	(15,581,560)	(7,772,583)

Net Assets
Beginning of year	176,350,706	184,123,289

End of year	$160,769,146	$176,350,706

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	21

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of six series. These financial statements relate only to New Jersey Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988.

The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and New Jersey state income taxes with the minimum of risk by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market

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quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by the other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is

Dryden Municipal Series Fund/New Jersey Series	23

Notes to Financial Statements

Cont’d

recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in the interest income in the Statement of Operations. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the

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other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. At the time the Series enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated realized gain or loss and paid-in capital in excess of par, when appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dryden Municipal Series Fund/New Jersey Series	25

Notes to Financial Statements

Cont’d

Estimate: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI on behalf of the Series. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS advised the Series that it has received approximately $32,200 and $5,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Series that during the year ended August 31, 2004, it received approximately $72,200 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended August 31, 2004, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was April 30, 2004. Effective May 1, 2004, the commitment was reduced to $500 million. All other terms and conditions will remain the same. The expiration date of the renewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $47,700 for the services of PMFS. As of August 31, 2004, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $10,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $7,600 for the year ended August 31, 2004. As of August 31, 2004, approximately $600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Dryden Municipal Series Fund/New Jersey Series	27

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2004, were $38,191,122 and $56,962,207, respectively.

During the year ended August 31, 2004, the Series entered into financial futures contracts. Details of outstanding contracts at August 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at August 31, 2004	Value at Trade Date	Unrealized Appreciation
	Long Positions:
37	U.S. Treasury 10 Yr Notes	Sep 2004	$4,198,344	$3,972,675	$225,669
16	U.S. Treasury Bonds	Sep 2004	1,800,500	1,657,488	143,012

					$368,681

Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	—
Options written	51	$21,618
Options expired	(51)	$(21,618)

Options outstanding as of August 31, 2004	—	—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2004, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gains by $20,057 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

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Tax character of distributions paid during the year ended August 31, 2004 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$6,796,685	$196,617	$1,672,122	$8,665,424

Tax character of distributions paid during the year ended August 31, 2003 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$7,583,873	$10,446	$718,852	$8,313,171

As of August 31, 2004, the components of distributable earnings on a tax basis were $61,534 (includes a timing difference of $98,971 for dividends payable) and $810,103 of tax-exempt income and long-term capital gains, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of August 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$148,481,701	$10,497,894	$88,238	$10,409,656

The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum initial sales charge of 4%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares are sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden Municipal Series Fund/New Jersey Series	29

Notes to Financial Statements

Cont’d

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	745,138	$8,261,753
Shares issued in reinvestment of dividends and distributions	354,563	3,931,531
Shares reacquired	(2,068,714)	(22,824,785)

Net increase (decrease) in shares outstanding before conversion	(969,013)	(10,631,501)
Shares issued upon conversion from Class B	275,466	3,041,591

Net increase (decrease) in shares outstanding	(693,547)	$(7,589,910)

Year ended August 31, 2003:
Shares sold	842,096	$9,551,086
Shares issued in reinvestment of dividends and distributions	325,312	3,649,211
Shares reacquired	(1,870,865)	(21,125,741)

Net increase (decrease) in shares outstanding before conversion	(703,457)	(7,925,444)
Shares issued upon conversion from Class B	428,977	4,884,211

Net increase (decrease) in shares outstanding	(274,480)	$(3,041,233)

Class B
Year ended August 31, 2004:
Shares sold	101,347	$1,124,634
Shares issued in reinvestment of dividends and distributions	73,703	818,554
Shares reacquired	(686,329)	(7,548,870)

Net increase (decrease) in shares outstanding before conversion	(511,279)	(5,605,682)
Shares reacquired upon conversion into Class A	(275,345)	(3,041,591)

Net increase (decrease) in shares outstanding	(786,624)	$(8,647,273)

Year ended August 31, 2003:
Shares sold	476,802	$5,360,213
Shares issued in reinvestment of dividends and distributions	81,589	915,329
Shares reacquired	(420,686)	(4,747,136)

Net increase (decrease) in shares outstanding before conversion	137,705	1,528,406
Shares reacquired upon conversion into Class A	(428,874)	(4,884,211)

Net increase (decrease) in shares outstanding	(291,169)	$(3,355,805)

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Class C	Shares	Amount
Year ended August 31, 2004:
Shares sold	94,295	$1,050,261
Shares issued in reinvestment of dividends and distributions	17,453	193,699
Shares reacquired	(108,615)	(1,198,156)

Net increase (decrease) in shares outstanding	3,133	$45,804

Year ended August 31, 2003:
Shares sold	110,696	$1,251,580
Shares issued in reinvestment of dividends and distributions	14,718	165,064
Shares reacquired	(90,758)	(1,019,547)

Net increase (decrease) in shares outstanding	34,656	$397,097

Class Z
Year ended August 31, 2004:
Shares sold	145,766	$1,632,865
Shares issued in reinvestment of dividends and distributions	10,152	114,025
Shares reacquired	(103,149)	(1,131,779)

Net increase (decrease) in shares outstanding	52,769	$615,111

Year ended August 31, 2003:
Shares sold	306,808	$3,480,486
Shares issued in reinvestment of dividends and distributions	7,015	79,451
Shares reacquired	(144,944)	(1,669,781)

Net increase (decrease) in shares outstanding	168,879	$1,890,156

Dryden Municipal Series Fund/New Jersey Series	31

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.02

Income from investment operations
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	.13

Total from investment operations	.57

Less Distributions
Dividends from net investment income	(.44)
Tax return of capital distributions	—
Distributions from net realized gains on investment transactions	(.12)

Total distributions	(.56)

Net asset value, end of year	$11.03

Total Return(a):	5.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$126,714
Average net assets (000)	$132,308
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.95%
Expenses, excluding distribution and service (12b-1) fees	.70%
Net investment income	4.02%
For Class A, B, C and Z shares:
Portfolio turnover rate	24%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(d)	2001	2000

$11.25	$11.23	$10.65	$10.67

.47	.53	.52	.52
(.18)	.04	.58	.03

.29	.57	1.10	.55

(.47)	(.53)	(.52)	(.52)
—	—	—	— (b)
(.05)	(.02)	—	(.05)

(.52)	(.55)	(.52)	(.57)

$11.02	$11.25	$11.23	$10.65

2.57%	5.24%	10.67%	5.39%

$134,271	$140,190	$140,608	$122,664
$139,372	$137,516	$132,389	$122,573

.94%	.91%	.95%	.92%
.69%	.66%	.70%	.67%
4.20%	4.81%	4.77%	4.95%

42%	25%	22%	28%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	33

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.02

Income from investment operations
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	.13

Total from investment operations	.55

Less Distributions
Dividends from net investment income	(.42)
Tax return of capital distributions	—
Distributions from net realized gains on investment transactions	(.12)

Total distributions	(.54)

Net asset value, end of year	$11.03

Total Return(a):	5.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,565
Average net assets (000)	$29,407
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.20%
Expenses, excluding distribution and service (12b-1) fees	.70%
Net investment income	3.77%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2003	2002(c)	2001	2000

$11.25	$11.24	$10.66	$10.67

.44	.50	.49	.49
(.18)	.03	.58	.04

.26	.53	1.07	.53

(.44)	(.50)	(.49)	(.49)
—	—	—	— (b)
(.05)	(.02)	—	(.05)

(.49)	(.52)	(.49)	(.54)

$11.02	$11.25	$11.24	$10.66

2.31%	4.98%	10.29%	5.23%

$33,217	$37,188	$37,621	$49,995
$35,925	$35,743	$40,214	$61,647

1.19%	1.16%	1.20%	1.17%
.69%	.66%	.70%	.67%
3.96%	4.56%	4.52%	4.69%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	35

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.02

Income from investment operations
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	.13

Total from investment operations	.52

Less Distributions
Dividends from net investment income	(.39)
Tax return of capital distributions	—
Distributions from net realized gains on investment transactions	(.12)

Total distributions	(.51)

Net asset value, end of year	$11.03

Total Return(a):	4.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,904
Average net assets (000)	$6,066
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.45%
Expenses, excluding distribution and service (12b-1) fees	.70%
Net investment income	3.52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2003 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(d)	2001	2000

$11.25	$11.24	$10.66	$10.67

.42	.47	.47	.47
(.18)	.03	.58	.04

.24	.50	1.05	.51

(.42)	(.47)	(.47)	(.47)
—	—	—	— (b)
(.05)	(.02)	—	(.05)

(.47)	(.49)	(.47)	(.52)

$11.02	$11.25	$11.24	$10.66

2.05%	4.73%	10.02%	4.96%

$5,865	$5,598	$2,956	$2,385
$6,015	$4,101	$2,390	$2,077

1.44%	1.41%	1.45%	1.42%
.69%	.66%	.70%	.67%
3.70%	4.31%	4.27%	4.45%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	37

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.10

Income from investment operations
Net investment income	.47
Net realized and unrealized gain (loss) on investment transactions	.13

Total from investment operations	.60

Less Distributions
Dividends from net investment income	(.47)
Tax return of capital distributions	—
Distributions from net realized gains on investment transactions	(.12)

Total distributions	(.59)

Net asset value, end of year	$11.11

Total Return(a):	5.52%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,587
Average net assets (000)	$3,877
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.70%
Expenses, excluding distribution and service (12b-1) fees	.70%
Net investment income	4.25%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2003	2002(c)	2001	2000

$11.33	$11.31	$10.73	$10.75

.50	.56	.55	.55
(.18)	.04	.58	.03

.32	.60	1.13	.58

(.50)	(.56)	(.55)	(.55)
—	—	—	— (b)
(.05)	(.02)	—	(.05)

(.55)	(.58)	(.55)	(.60)

$11.10	$11.33	$11.31	$10.73

2.84%	5.58%	10.80%	5.66%

$2,998	$1,147	$312	$111
$2,463	$598	$194	$72

.69%	.66%	.70%	.67%
.69%	.66%	.70%	.67%
4.41%	5.04%	5.03%	5.22%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New Jersey Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New Jersey Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”) including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for all years presented prior to the year ended August 31, 2004 were audited by other auditors whose report dated October 22, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series of August 31, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Dryden Municipal Series Fund/New Jersey Series	41

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

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Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Dryden Municipal Series Fund/New Jersey Series	43

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2004, dividends paid from net investment income totalling $.4437 per Class A share, $.4168 per Class B share, $.3885 per Class C shares and $.4748 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.0123 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid long-term capital gain distributions of $.1045 per Class A, B, C and Z share. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 2004. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended August 31, 2004.

Dryden Municipal Series Fund/New Jersey Series	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	1.06%	4.93%	5.26% (5.20)	6.16% (5.97)
Class B	0.01	5.37	5.36 (5.30)	6.45 (6.03)
Class C	3.75	5.27	5.10 (5.04)	5.07 (5.01)
Class Z	5.52	6.05	N/A	5.63 (5.62)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	5.27%	5.79%	5.69% (5.63)	6.46% (6.27)
Class B	5.01	5.53	5.36 (5.30)	6.45 (6.03)
Class C	4.75	5.27	5.10 (5.04)	5.07 (5.01)
Class Z	5.52	6.05	N/A	5.63 (5.62)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A Shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New Jersey Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/New Jersey Series
Share Class	A	B	C	Z
NASDAQ	PRNJX	PBNJX	PCNJX	PZNJX
CUSIP	262468804	262468887	262468879	262468861

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New Jersey Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/New Jersey Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New Jersey Series
Share Class	A	B	C	Z
NASDAQ	PRNJX	PBNJX	PCNJX	PZNJX
CUSIP	262468804	262468887	262468879	262468861

MF138E    IFS-AO97581    Ed. 10/2004

Dryden Municipal Series Fund/ Florida Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from federal income taxes consistent with the preservation of capital and invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the Florida Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Florida Series

Dryden Municipal Series Fund/Florida Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Florida Series (the Series) is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	5.82%	31.48%	76.19% (72.14)	136.49% (119.95)
Class B	5.46	29.86	70.71 (66.79)	70.62 (66.54)
Class C	5.20	28.27	66.50 (62.68)	67.60 (61.01)
Class Z	5.99	33.25	N/A	50.34 (49.91)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper FL Muni Debt Funds Avg.[4]	5.76	30.17	73.37	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.06%	4.89%	5.65% (5.42)	6.17% (5.61)
Class B	–1.95	5.34	5.76 (5.53)	5.44 (5.19)
Class C	1.67	5.24	5.50 (5.26)	4.77 (4.38)
Class Z	3.41	6.03	N/A	5.42 (5.38)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77	***
Lipper FL Muni Debt Funds Avg.[4]	3.72	5.58	5.87	****

Distributions and Yields[1] as of 8/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.65	2.84%	4.24%	4.37%
Class B	$0.62	2.72	4.06	4.18
Class C	$0.59	2.48	3.70	3.82
Class Z	$0.67	3.22	4.81	4.95

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper Florida (FL) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper FL Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Florida.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 152.47% for Class A, 89.37% for Class B, 92.91% for Class C, and 57.74% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.01% for Class A, 6.54% for Class B, 6.11% for Class C, and 6.06% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 129.83% for Class A, 73.56% for Class B, 74.94% for Class C, and 45.02% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.27% for Class A, 5.61% for Class B, 5.17% for Class C, and 4.91% for Class Z.

Dryden Municipal Series Fund/Florida Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
Florida St. Dept. Environ. Prot. Pres. Rev., 7/03/17, 5.25%	4.5%
Florida St. Corr. Priv. Cmnty. Ser. A, A.M.B.A.C, 8/01/17, 5.00%	3.4
Palm Beach Cnty., Florida Sch. Brd., 8/01/24, 5.00%	3.1
Miami Homeland Defense/Neighborhood, M.B.I.A., G.O., 1/02/20, 5.50%	3.1
Broward Cnty. Florida Sch. Brd. Certs., M.B.I.A., 7/01/15, 5.25%	3.1

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	65.1%
Aa	10.6
A	8.9
Baa	3.7
NR	9.7
Other assets in excess of liabilities	2.0

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Another solid year for the municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, based on the Lehman Brothers Municipal Bond Index (the Index).

Amid the volatile market conditions, the state of Florida continued to exhibit stable credit characteristics such as manageable debt levels despite continued population growth. Four hurricanes hit Florida in 2004, with one making landfall during the reporting period. Emergency aid from the federal government, as well as property and casualty insurance proceeds, should cushion the financial losses suffered by those involved. Ironically, rebuilding in the aftermath of tragedy typically generates a large increase in sales tax revenues (if one is levied) for the governments involved. We believe Florida is likely to experience such a surge as rebuilding occurs. Sales tax receipts represent the largest component of the state’s revenue base. Consequently, we believe the state’s finances are not likely to suffer as a result of the hurricane season.

Although the Series’ holdings were diversified across many sectors of the Florida municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. One key factor that pressured the Series’ returns was its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, the Series’ Class A and Class Z shares posted a return that exceeded the Lipper Florida Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004. However, the Series’ Class B and C shares trailed the Lipper Average for the same time frame.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004. We initiated a shift in our investment discipline in late March 2004 that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading

Dryden Municipal Series Fund/Florida Series	5

Investment Adviser’s Report (continued)

environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful. Therefore we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the economy. These figures and a pick-up in inflation caused the financial markets to speculate that the Fed would soon hike short-term rates to lessen the amount of monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns because it made the Series more vulnerable to the rise in interest rates. However, we believe this strategy of focusing on the benchmark will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned that they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remained relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively purchase lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

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Focus on bonds backed by special taxes

The Series’ exposure to special tax/assessment district bonds was its largest sector concentration as of August 31, 2004. The bonds help finance the development of public infrastructure for residential communities in Florida where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. The sector was relatively stable during the reporting period as improving economic growth helped increase the amount of taxes collected. We continued to favor these bonds as we believe the sector offers attractive value on a risk-adjusted basis, i.e., a bond may experience significant improvement in credit quality once the construction of a district is completed.

Finding value in New York tobacco-related municipal bonds

Among other municipal market sectors, the Series had a moderate exposure to tobacco-related bonds that provided very attractive yields. Specifically, it held Tobacco Settlement Finance Corporation Asset-Backed bonds that are supported by payments of tobacco companies to the New York state government under the Master Settlement Agreement (MSA). They are also subject to appropriation from the New York state legislature. Consequently, in the event that the MSA payments are insufficient to pay debt service on the bonds in the first instance, bondholders would be paid from appropriated funds of the state of New York. Because Florida collects no income tax and has a small intangibles tax, we believe it makes sense for the Series to hold out-of-state bonds provided the bonds are considered an attractive alternative to Florida debt securities. The Series’ prospectus allows it to invest in out-of-state investments.

Dryden Municipal Series Fund/Florida Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

Series and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Florida Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,000	1.13%	$5.68
	Hypothetical	$1,000	$1,019	1.13%	$5.73

Class B	Actual	$1,000	$999	1.38%	$6.93
	Hypothetical	$1,000	$1,018	1.38%	$7.00

Class C	Actual	$1,000	$997	1.63%	$8.18
	Hypothetical	$1,000	$1,017	1.63%	$8.26

Class Z	Actual	$1,000	$1,000	0.88%	$4.42
	Hypothetical	$1,000	$1,021	0.88%	$4.47

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund/Florida Series	9

This Page Intentionally Left Blank

Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.6%
Arbor Greene Cmnty. Dev. Dist.,
Florida Assmt. Rev.	NR	5.75%	5/01/06	$61		$61,110
Florida Assmt. Rev.	NR	6.50	5/01/07	25		25,190
Florida Assmt. Rev.	NR	6.30	5/01/19	300		307,146
Bayside Impvt. Cmnty. Dev. Dist., Florida Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	995		1,020,084
Broward Cnty. Florida Apt. Sys. Rev., Pass. Facs., Conv. Lien, Ser. H1, A.M.T., A.M.B.A.C.	Aaa	5.25	10/01/10	1,730		1,858,885
Broward Cnty. Florida Sch. Brd. Certs., M.B.I.A.	Aaa	5.25	7/01/15	2,000		2,220,540
Broward Cnty. Res. Recov. Rev., Rfdg., Wheelabrator, Ser. A	A3	5.50	12/01/08	1,000		1,103,340
Collier Cnty. Sch. Brd., C.O.P., F.S.A.	Aaa	5.375	2/15/21	1,000		1,085,850
Dade Cnty. Aviation Dept. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	10/01/24	1,500	(b)	1,586,550
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami Proj., Ser. A, E.T.M., M.B.I.A.	Aaa	6.75	5/01/08	355	(d)	389,218
Florida Hsg. Fin. Corp. Rev., Westchase Apts., Ser. B, A.M.T.	NR	6.61	7/01/38	1,360		1,184,506
Florida St. Brd. Ed. Cap. Outlay, Pub. Ed., Ser. C, F.G.I.C., G.O.	Aaa	5.50	6/01/16	1,000		1,112,490
Florida St. Brd. Ed. Lottery Rev., Ser. A, F.G.I.C.	Aaa	5.75	7/01/19	1,500		1,700,535
Florida St. Corr. Priv. Cmnty. Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/17	2,270		2,458,115
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	Aaa	5.25	7/01/17	2,950		3,224,232
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt. Rev., Ser. B	NR	6.25	5/01/09	1,090		1,098,197
Highlands Cnty. Florida Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A	A2	6.00s	11/15/31	1,000		1,066,180

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hillsborough Cnty. Florida Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A	Aaa	5.50%	10/01/15	$2,000		$2,207,300
Hillsborough Cnty. Florida Ind. Dev. Auth. Hosp. Rev., Tampa Gen. Hosp. Proj., Ser. A	Baa1	5.00	10/01/18	1,000		1,014,690
Hillsborough Cnty. Florida Ind. Dev. Auth., Cigarette Tax Alloc., H Lee Moffitt Cancer Proj., Ser. B, A.M.B.A.C.	Aaa	5.50	9/01/16	1,840		2,063,486
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. B	NR	6.40	5/01/06	1,125		1,125,326
Jacksonville Elec. Auth. Rev.,
Elec. Sys., Ser. A	Aa2	6.00	10/01/30	1,000		1,036,480
St. John’s Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	Zero	10/01/10	1,000		813,350
Jacksonville Sales Tax Rev.,
A.M.B.A.C.	Aaa	5.50	10/01/18	1,000		1,123,810
F.G.I.C.	Aaa	5.375	10/01/18	1,000		1,103,580
Jacksonville Swr. & Solid Wste. Disp. Facs. Rev., Anheuser Busch Proj., A.M.T.	A1	5.875	2/01/36	1,000		1,032,620
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aaa	6.35	8/01/25	1,500		1,585,455
Lakeland Elec. & Wtr. Rev.	AA-(c)	5.625	10/01/36	2,000	(b)	2,196,420
Maryland St. Hlth. & Higher Ed., Facs., Auth. Rev.	A3	6.75	7/01/30	500		563,440
Miami Dade Cnty. Florida Sch. Brd., Ser. A, F.S.A.	Aaa	6.00	10/01/17	1,000		1,154,710
Miami Homeland Defense/Neighborhood, M.B.I.A., G.O.	Aaa	5.50	1/01/20	2,000		2,224,380
Michigan Mun. Bond Auth. Rev. Wtr. & Swr. Impvt.	Aaa	5.25	10/01/15	1,210		1,366,610
Oakstead Cmnty. Dev. Dist. Cap., Impvt., Ser. B	NR	6.50	5/01/07	115		115,796
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A., C.A.B.S.	Aaa	Zero	12/01/06	450		429,232
Orange Cnty. Tourist Dev. Tax Rev., A.M.B.A.C.	Aaa	5.25	10/01/16	1,425		1,550,058

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Orlando Util. Cmnty., Wtr. & Elec. Rev., Ser. C	Aa1	5.25%	10/01/21	$2,000		$2,152,540
Osceola Cnty., Infrastructure Sales Surtax, A.M.B.A.C.	Aaa	5.375	10/01/17	1,995		2,208,924
Palm Beach Cnty., Florida Sch. Brd.,
Ser. A, F.G.I.C.	Aaa	5.00	8/01/24	2,150		2,245,653
Ser. A, F.G.I.C.	Aaa	5.00	8/01/29	1,500		1,534,095
Palm Beach Cnty. Pub. Impvt. Rev., Conv. Ctr. Proj., F.G.I.C.	Aaa	5.50	11/03/14	1,055		1,210,929
Palm Beach Cnty. Pub., Ref- Conv. Ctr. Proj.	Aaa	5.00	11/01/30	1,500		1,640,760
Pasco Cnty. Sales Tax Rev., Half-Cent, A.M.B.A.C.	Aaa	5.00	12/01/15	1,180		1,298,201
Pembroke Pines Pub. Impvt. Rev., A.M.B.A.C.	Aaa	5.50	10/01/16	1,360		1,519,052
Polk Cnty. Sch. Dist., Sales Tax Rev.
Sch. Impvt.	Aaa	5.25	10/01/17	1,000		1,118,710
Sch. Impvt.	Aaa	5.25	10/01/18	1,000		1,111,630
Puerto Rico Comnwlth., Hwy. Trans. Auth. Trans Rev.	Baa1	5.50	7/01/24	1,000		1,082,820
Puerto Rico Comnwlth., Ser. 642B, G.O., M.B.I.A.	NR	9.733(f)	7/01/12	1,500	(d)(g)	2,019,390
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E	Baa2	5.70	8/01/25	500	(b)	572,395
Tobacco Settlement Fin. Corp., Ser A-1	A3	5.50	6/01/16	2,000		2,169,720
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	735		771,030
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.25	10/01/18	1,000		1,116,050
Volusia Cnty. Sch. Brd.	Aaa	5.00	10/01/09	1,000		1,105,540

Total long-term investments (cost $66,004,977)						69,086,350

SHORT-TERM INVESTMENTS 1.4%
Jacksonville Hth. Facs. Auth. Hosp. Rev., Ser. A, F.R.D.D	A1+(c)	1.36	9/01/04	600		600,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Orange Cnty. Florida Educ. Facs. Auth.	VMIG1	1.36%	9/01/04	$400	$400,000

Total short-term investments (cost $1,000,000)					1,000,000

Total Investments 98.0% (cost $67,004,977, Note 5)					70,086,350
Other assets in excess of liabilities 2.0%					1,434,744

Net Assets 100%					$71,521,094

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note (e).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Association.

(b)	All or partially prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Standard & Poor’s Rating.
(d)	Partial principal amount pledged as collateral for financial futures contracts.
(e)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(g)	Indicates a restricted security; the aggregate cost of such security is $1,601,224. The aggregate value; $2,019,390 is approximately 2.8% of net assets.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2004 was as follows:

Special Tax/Assessment District	31.2%
Lease Backed Certificate of Participation	10.5
Transportation	9.4
Power	8.7
General Obligation	7.5
Other	7.0
Education	5.8
Healthcare	5.1
Water & Sewer	4.1
Tobacco	3.0
Housing	2.7
Corporate Backed IDB & PCR	1.5
Solid Waste/Resource Recovery	1.5

98.0
Other assets in excess of liabilities	2.0

100.0%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	15

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $67,004,977)	$70,086,350
Cash	31,971
Interest receivable	973,806
Receivable for investments sold	812,290
Prepaid expenses	3,529

Total assets	71,907,946

Liabilities
Payable for Series shares reacquired	182,870
Accrued expenses	99,218
Dividends payable	39,293
Management fee payable	30,342
Distribution fee payable	19,660
Deferred trustees’ fees	9,844
Due to broker—variation margin	5,625

Total liabilities	386,852

Net Assets	$71,521,094

Net assets were comprised of:
Shares of beneficial interest, at par	$68,486
Paid-in capital in excess of par	67,150,876

67,219,362
Undistributed net investment income	143,515
Accumulated net realized gain on investments	1,168,752
Net unrealized appreciation on investments	2,989,465

Net assets, August 31, 2004	$71,521,094

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($53,058,249 ÷ 5,080,668 shares of beneficial interest issued and outstanding)	$10.44
Maximum sales charge (4% of offering price)*	0.44

Maximum offering price to public	$10.88

Class B
Net asset value, offering price and redemption price per share
($12,214,828 ÷ 1,169,712 shares of beneficial interest issued and outstanding)	$10.44

Class C
Net asset value and redemption price per share
($5,051,287 ÷ 483,654 shares of beneficial interest issued and outstanding)	$10.44

Class Z
Net asset value, offering price and redemption price per share
($1,196,730 ÷ 114,579 shares of beneficial interest issued and outstanding)	$10.44

*	Effective March 15, 2004.

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	17

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$3,602,338

Expenses
Management fee	389,947
Distribution fee—Class A	142,618
Distribution fee—Class B	71,478
Distribution fee—Class C	40,824
Custodian’s fees and expenses	108,000
Registration fees	46,000
Reports to shareholders	41,000
Legal fees and expenses	38,000
Transfer agent’s fees and expenses	24,000
Audit fee	22,000
Trustees’ fees	12,000
Miscellaneous	9,076

Total operating expenses	944,943
Less: Custodian fee credit (Note 1)	(36)

Total expenses	944,907

Net investment income	2,657,431

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,471,260
Financial futures transactions	(345,687)
Interest rate swap	25,412
Options written	10,173

1,161,158

Net change in unrealized appreciation (depreciation) on:
Investments	622,426
Financial futures contracts	(65,832)

556,594

Net gain on investments	1,717,752

Net Increase In Net Assets Resulting From Operations	$4,375,183

See Notes to Financial Statements.

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Statement of Changes in Net Assets

(Unaudited)

	Year Ended August 31, 2004	Year Ended August 31, 2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,657,431	$3,493,449
Net realized gain on investments transactions	1,161,158	2,302,608
Net change in unrealized appreciation (depreciation) on investments	556,594	(3,598,500)

Net increase in net assets resulting from operations	4,375,183	2,197,557

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(2,006,606)	(2,476,198)
Class B	(467,597)	(722,585)
Class C	(164,335)	(206,275)
Class Z	(45,351)	(64,548)

	(2,683,889)	(3,469,606)

Distributions from net realized gains
Class A	(1,555,970)	(102,866)
Class B	(418,973)	(34,657)
Class C	(153,270)	(9,964)
Class Z	(27,670)	(2,191)

	(2,155,883)	(149,678)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,965,311	18,136,282
Net asset value of shares issued in reinvestment of dividends and distributions	2,179,459	1,576,929
Cost of shares reacquired	(20,282,092)	(28,764,561)

Net decrease in net assets from Series share transactions	(11,137,322)	(9,051,350)

Total decrease	(11,601,911)	(10,473,077)

Net Assets
Beginning of year	83,123,005	93,596,082

End of year (a)	$71,521,094	$83,123,005

(a) Includes undistributed net investment income of:	$143,515	$59,244

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Florida Series (the “Series”). The financial statements of the other series are not present herein. The assets of each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which

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reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2004 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount

Dryden Municipal Series Fund/Florida Series	21

Notes to Financial Statements

Cont’d

and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were developed as asset/liability management tools. In more complex swaps, the notional principal may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale

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transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options, financial future contracts and swap contracts involve elements of both market and certain risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as reduction of gross expenses in the accompanying Statement of Operations.

Dryden Municipal Series Fund/Florida Series	23

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”) regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of 1%, and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Series that they have received approximately $8,100 and $1,100 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Series that for the year ended August 31, 2004, they received approximately $32,900 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended August 31, 2004 the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding to facilitate capital share redemptions. The expiration date of the SCA was April 30, 2004. Effective May 1, 2004, the commitment was reduced to $500 million. All other terms and conditions will remain the same. The expiration of the renewed SCA will be October 29, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”) an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $18,100 for the services of PMFS. As of August 31, 2004, approximately $1,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,200 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $3,200 for the year ended August 31, 2004. Effective July 1,2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of August 31, 2004, approximately $200 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Dryden Municipal Series Fund/Florida Series	25

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2004 were $32,350,429 and $45,507,591, respectively.

During the year ended August 31, 2004, the Series entered into financial futures contracts. Details of financial futures contracts open at August 31, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at August 31, 2004	Value at Trade Date	Unrealized (Depreciation)
(15)	Short Position: U.S. Treasury 10 Yr Notes	Sept. 2004	$(1,702,031)	$(1,610,123)	$(91,908)

Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	$—
Options written	24	10,173
Options expired	(24)	(10,173)

Options outstanding as of August 31, 2004	—	$—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2004, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $110,729 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

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Tax character of distributions paid during the year ended August 31, 2004 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$2,646,188	$494,730	$1,698,854	$4,839,772

Tax character of distributions paid during the year ended August 31, 2003 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$3,469,606	$17,204	$132,474	$3,619,284

As of August 31, 2004, the components of distributable earnings on a tax basis were $90,864 (includes a timing difference of $39,293 for dividends payable), $92,400 and $1,065,932 of tax exempt income, ordinary income and long-term capital gains, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation (depreciation) as of August 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$66,994,521	$3,317,710	$225,881	$3,091,829

The difference between book and tax basis was primarily attributable to the difference in the treatment of accreting market discount and premium amortization.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 4%. Effective March 15, 2004, all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase

Dryden Municipal Series Fund/Florida Series	27

Notes to Financial Statements

Cont’d

Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	287,123	$3,031,675
Shares issued in reinvestment of dividends and distributions	148,949	1,559,674
Shares reacquired	(1,247,785)	(13,043,598)

Net increase (decrease) in shares outstanding before conversion	(811,713)	(8,452,249)
Shares issued upon conversion from Class B	223,075	2,367,785

Net increase (decrease) in shares outstanding	(588,638)	$(6,084,464)

Year ended August 31, 2003:
Shares sold	717,155	$7,741,133
Shares issued in reinvestment of dividends and distributions	103,737	1,109,555
Shares reacquired	(1,428,054)	(15,377,187)

Net increase (decrease) in shares outstanding before conversion	(607,162)	(6,526,499)
Shares issued upon conversion from Class B	336,317	3,632,607

Net increase (decrease) in shares outstanding	(270,845)	$(2,893,892)

Class B
Year ended August 31, 2004:
Shares sold	77,277	$811,226
Shares issued in reinvestment of dividends and distributions	34,007	356,310
Shares reacquired	(303,638)	(3,161,238)

Net increase (decrease) in shares outstanding before conversion	(192,354)	(1,993,702)
Shares issued upon conversion into Class A	(222,964)	(2,367,785)

Net increase (decrease) in shares outstanding	(415,318)	$(4,361,487)

Year ended August 31, 2003:
Shares sold	205,498	$2,196,149
Shares issued in reinvestment of dividends and distributions	26,856	287,080
Shares reacquired	(463,322)	(4,953,523)

Net increase (decrease) in shares outstanding before conversion	(230,968)	(2,470,294)
Shares issued upon conversion into Class A	(336,317)	(3,632,607)

Net increase (decrease) in shares outstanding	(567,285)	$(6,102,901)

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Class C	Shares	Amount
Year ended August 31, 2004:
Shares sold	31,823	$334,125
Shares issued in reinvestment of dividends and distributions	20,095	210,479
Shares reacquired	(110,626)	(1,145,479)

Net increase (decrease) in shares outstanding	(58,708)	$(600,875)

Year ended August 31, 2003:
Shares sold	62,877	$675,473
Shares issued in reinvestment of dividends and distributions	13,107	140,212
Shares reacquired	(80,922)	(873,079)

Net increase (decrease) in shares outstanding	(4,938)	$(57,394)

Class Z
Year ended August 31, 2004:
Shares sold	265,752	$2,788,285
Shares issued in reinvestment of dividends and distributions	5,069	52,996
Shares reacquired	(279,809)	(2,931,777)

Net increase (decrease) in shares outstanding	(8,988)	$(90,496)

Year ended August 31, 2003:
Shares sold	703,002	$7,523,527
Shares issued in reinvestment of dividends and distributions	3,740	40,082
Shares reacquired	(703,865)	(7,560,772)

Net increase (decrease) in shares outstanding	2,877	$2,837

Dryden Municipal Series Fund/Florida Series	29

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.49

Income from investment operations:
Net investment income	.36
Net realized and unrealized gain (loss) on investments transactions	.24

Total from investment operations	.60

Less Distributions
Dividends from net investment income	(.37)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.28)

Total distributions	(.65)

Net asset value, end of year	$10.44

Total Investment Return(a):	5.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,058
Average net assets (000)	$57,047
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(d)	1.13%
Expenses, excluding distribution fee and service (12b-1) fees	.88%
Net investment income	3.48%
For Class A, B, C and Z shares:
Portfolio turnover rate	45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(c)	2001	2000

$10.68	$10.70	$10.23	$10.18

.42	.49	.51	.51
(.17)	(.02)	.47	.05

.25	.47	.98	.56

(.42)	(.49)	(.51)	(.51)
—	—	— (b)	—
(.02)	—	—	—

(.44)	(0.49)	(.51)	(.51)

$10.49	$10.68	$10.70	$10.23

2.32%	4.49%	9.91%	5.73%

$59,498	$63,463	$67,712	$68,701
$63,290	$64,601	$68,365	$71,083

1.07%	1.01%	.98%	.98%
.82%	.76%	.73%	.73%
3.94%	4.71%	4.89%	5.06%

60%	41%	36%	41%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.50

Income from investment operations:
Net investment income	.34
Net realized and unrealized gain (loss) on investments transactions	.22

Total from investment operations	.56

Less Distributions
Dividends from net investment income	(.34)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.28)

Total distributions	(.62)

Net asset value, end of year	$10.44

Total Investment Return(a):	5.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,215
Average net assets (000)	$14,296
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	1.38%
Expenses, excluding distribution fee and service (12b-1) fees	.88%
Net investment income	3.23%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2003	2002(c)	2001	2000

$10.68	$10.71	$10.23	$10.18

.40	.47	.48	.48
(.17)	(.03)	.48	.05

.23	.44	.96	.53

(.39)	(.47)	(.48)	(.48)
—	—	— (b)	—
(.02)	—	—	—

(.41)	(.47)	(.48)	(.48)

$10.50	$10.68	$10.71	$10.23

2.16%	4.24%	9.64%	5.46%

$16,635	$22,996	$25,551	$22,875
$19,636	$23,430	$24,655	$23,191

1.32%	1.26%	1.23%	1.23%
.82%	.76%	.73%	.73%
3.70%	4.47%	4.64%	4.81%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.50

Income from investment operations:
Net investment income	.31
Net realized and unrealized gain (loss) on investments transactions	.22

Total from investment operations	.53

Less Distributions
Dividends from net investment income	(.31)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.28)

Total distributions	(.59)

Net asset value, end of year	$10.44

Total Investment Return(a):	5.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,051
Average net assets (000)	$5,443
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(d)	1.63%
Expenses, excluding distribution fee and service (12b-1) fees	.88%
Net investment income	2.98%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(c)	2001	2000

$10.68	$10.70	$10.23	$10.18

.38	.44	.46	.46
(.17)	(.02)	.47	.05

.21	.42	.93	.51

(.37)	(.44)	(.46)	(.46)
—	—	— (b)	—
(.02)	—	—	—

(.39)	(.44)	(.46)	(.46)

$10.50	$10.68	$10.70	$10.23

1.91%	3.99%	9.37%	5.20%

$5,693	$5,848	$5,857	$5,456
$6,045	$5,806	$5,756	$5,885

1.57%	1.51%	1.48%	1.48%
.82%	.76%	.73%	.73%
3.44%	4.22%	4.39%	4.56%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.50

Income from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investments transactions	.22

Total from investment operations	.61

Less Distributions
Dividends from net investment income	(.39)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.28)

Total distributions	(.67)

Net asset value, end of year	$10.44

Total Investment Return(a):	5.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,197
Average net assets (000)	$1,203
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	.88%
Expenses, excluding distribution fee and service (12b-1) fees	.88%
Net investment income	3.74%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2003	2002(c)	2001	2000

$10.68	$10.70	$10.22	$10.17

.46	.52	.53	.53
(.17)	(.02)	.48	.05

.29	.50	1.01	.58

(.45)	(.52)	(.53)	(.53)
—	—	— (b)	—
(.02)	—	—	—

(.47)	(.52)	(.53)	(.53)

$10.50	$10.68	$10.70	$10.22

2.68%	4.85%	10.18%	5.99%

$1,297	$1,289	$788	$463
$1,567	$1,012	$579	$307

.82%	.76%	.73%	.73%
.82%	.76%	.73%	.73%
4.14%	4.96%	5.13%	5.31%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Florida Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—Florida Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for the periods presented prior to August 31, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2004) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2004, dividends paid from net investment income of $.37 per Class A share, $.34 per Class B share, $.32 per Class C share and $.39 per Class Z shares were all federally tax-exempt interest dividends which includes distribution paid from ordinary income of $.06 per Class A, B, C and Z shares. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.22, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2004.

Dryden Municipal Series Fund/Florida Series	39

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Series Fund/Florida Series	41

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after August 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden Municipal Series Fund/Florida Series	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	1.59%	4.77%	5.40% (5.15)	6.18% (5.62)
Class B	0.49	5.20	5.49 (5.25)	5.44 (5.19)
Class C	4.20	5.10	5.23 (4.99)	4.76 (4.38)
Class Z	5.99	5.91	N/A	5.41 (5.37)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	5.82%	5.63%	5.83% (5.58)	6.49% (5.93)
Class B	5.46	5.37	5.49 (5.25)	5.44 (5.19)
Class C	5.20	5.10	5.23 (4.99)	4.76 (4.38)
Class Z	5.99	5.91	N/A	5.41 (5.37)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Florida Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Florida Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/Florida Series
Share Class	A	B	C	Z
NASDAQ	PFLAX	PFABX	PFLCX	PFLZX
CUSIP	262468101	262468200	262468309	262468408

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Florida Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/Florida Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Florida Series
Share Class	A	B	C	Z
NASDAQ	PFLAX	PFABX	PFLCX	PFLZX
CUSIP	262468101	262468200	262468309	262468408

MF148E        IFS-A097583        Ed. 10/2004

Dryden Municipal Series Fund/ New York Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the New York Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New York Series

Dryden Municipal Series Fund/New York Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	5.61%	32.97%	75.79% (75.34)	151.44% (150.80)
Class B	5.35	31.44	70.49 (70.06)	290.33 (289.01)
Class C	5.09	29.83	66.33 (65.90)	66.43 (66.01)
Class Z	5.87	34.73	N/A	52.62 (52.49)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper NY Muni Debt Funds Avg.[4]	6.31	32.18	74.09	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.94%	5.14%	5.60% (5.57)	6.22% (6.20)
Class B	–1.91	5.60	5.70 (5.67)	7.05 (7.04)
Class C	1.70	5.50	5.44 (5.41)	5.18 (5.16)
Class Z	3.44	6.28	N/A	5.63 (5.61)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77	***
Lipper NY Muni Debt Funds Avg.[4]	3.94	5.91	5.97	****

Distributions and Yields[1] as of 8/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.78	2.53%	4.09%	4.22%
Class B	$0.75	2.39	3.86	3.98
Class C	$0.72	2.14	3.46	3.57
Class Z	$0.81	2.88	4.66	4.80

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper New York (NY) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NY Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New York.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 172.15% for Class A, 399.63% for Class B, 89.37% for Class C, and 57.74% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.10% for Class A, 8.37% for Class B, 6.54% for Class C, and 6.06% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 150.81% for Class A, 343.51% for Class B, 74.96% for Class C, and 47.55% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.48% for Class A, 7.72% for Class B, 5.70% for Class C, and 5.14% for Class Z.

Dryden Municipal Series Fund/New York Series	3

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., 1/01/08, Zero Coupon	3.8%
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B, 11/15/19, 5.50%	3.1
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev. Ser. C, 12/01/13, 5.50%	3.0
Metro Trans. Auth., New York Svc. Contract, Ser. B, M.B.I.A., F.S.A., 7/01/23, 5.50%	2.9
New York City, G.O., Ser. 1, 4/15/27, 6.25%	2.8

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	43.3%
Aa	19.0
A	31.8
Baa	1.8
NR	3.3
Other assets in excess of liabilities	0.8

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Prudential Investment Management, Inc.

Another solid year for the municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, according to the Lehman Brothers Municipal Bond Index (the Index).

Amid the volatile market conditions, the New York State economy performed relatively well overall, but the western portion of the state continued to lag the downstate region. The Empire State continued its record of late budgets as leadership in Albany grappled with passing a financial plan for the 2005 fiscal year that runs from April 1 through March 31. However, we believe it is important to note that the legislature has never failed to appropriate funds on a timely basis to pay debt service on the state’s fixed income securities. Meanwhile, New York City handled its financial challenges quite successfully this past year and was able to rebate a portion of the property tax it raised in 2002 in order to balance its budget.

Although the Series’ holdings were diversified across many sectors of the New York municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. One key factor that pressured the Series’ returns was its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, all classes of the Series’ shares trailed the Lipper New York Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004. We initiated a shift in our investment discipline in late March 2004 that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful and contributed to the Series’ underperformance versus its Lipper Average. Therefore we began implementing a strategy that positions the Series’ duration and other investment

Dryden Municipal Series Fund/New York Series	5

Investment Adviser’s Report (continued)

characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the economy. These figures and a pick-up in inflation caused the financial markets to speculate that the Fed would soon hike short-term rates to lessen the amount of monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns because it made the Series more vulnerable to the rise in interest rates. However, we believe this strategy of focusing on the benchmark will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned that they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remains relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively purchase lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

Meanwhile, we sold troubled bonds of the New York City Industrial Development Agency that were linked to the Crowne Plaza-LaGuardia Hotel in New York City. A weak operating environment in the travel and leisure sector a few years ago, as well

6	Visit our website at www.jennisondryden.com

as the scheduled amortization of other debt, left the limited partnership that leases the hotel with inadequate cash to pay scheduled debt service on the bonds. Therefore the bonds experienced payment defaults and declined in value. As it turned out, we sold them during the reporting period at a price that exceeded what we would have expected to receive on ultimate recovery of the project.

Finding value in New York tobacco-related municipal bonds

Turning to key sectors of the municipal bond market, the Series had a moderate exposure to tobacco-related bonds that provided attractive yields. Specifically, it held Tobacco Settlement Finance Corporation Asset-Backed bonds that are supported by payments of tobacco companies to the state government under the Master Settlement Agreement (MSA). They are also subject to appropriation from the New York State legislature. Consequently, in the event that the MSA payments are insufficient to pay debt service on the bonds in the first instance, bondholders would be paid from appropriated funds of the state of New York. We only allowed the Series a moderate exposure to tobacco-related bonds because the sector remains volatile due to the risk of further judgments against tobacco companies.

Focus on bonds backed by special taxes

The Series’ exposure to special tax/assessment district bonds is among its largest. The bonds help finance the development of public infrastructure for residential communities in New York where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. The sector was relatively stable during the reporting period as improving economic growth helped increase the amount of taxes collected. We continued to favor these bonds as we believe the sector offers attractive value on a risk-adjusted basis, i.e., a bond may experience significant improvement in credit quality once the construction of a district is completed.

Dryden Municipal Series Fund/New York Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

8	Visit our website at www.jennisondryden.com

Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New York Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,000	0.92%	$4.63
	Hypothetical	$1,000	$1,021	0.92%	$4.67

Class B	Actual	$1,000	$999	1.17%	$5.88
	Hypothetical	$1,000	$1,019	1.17%	$5.94

Class C	Actual	$1,000	$997	1.42%	$7.13
	Hypothetical	$1,000	$1,018	1.42%	$7.20

Class Z	Actual	$1,000	$1,001	0.67%	$3.37
	Hypothetical	$1,000	$1,022	0.67%	$3.41

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund/New York Series	9

Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 95.6%

Municipal Bonds
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.125%	11/15/20	$1,500		$1,574,805
City of Buffalo, Sch., G.O., Ser. E, F.S.A.	Aaa	6.00	12/01/16	1,100	(c)	1,286,428
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Bard Coll.	A3	5.75	8/01/30	3,500		3,725,540
Erie Cnty. Ind Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	3,000		3,347,670
Islip Res. Rec., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,745		2,104,348
Metro. Trans. Auth. Facs. Rev.,
Commuter Facs., Ser. A, F.G.I.C.	Aaa	5.60	7/01/09	500	(c)	559,610
Commuter Facs., Ser. A, F.G.I.C.	Aaa	5.70	7/01/10	1,000	(c)	1,122,860
Trans. Facs. Rev., Ser. A, F.S.A.	Aaa	5.60	7/01/09	2,900	(c)	3,245,738
Metro. Trans. Auth., New York
Svc. Contract,
C.A.B.S., Ser. 7, M.B.I.A., E.T.M.	Aaa	Zero	7/01/08	4,500	(c)	4,083,480
Ser. A, M.B.I.A.	Aaa	5.50	7/01/20	3,000		3,344,160
Ser. B, M.B.I.A.,	Aaa	5.50	7/01/23	5,000		5,461,150
Nassau Cnty. New York Interim Fin. Auth., Sales Tax Sec.,
Ser. A, A.M.B.A.C.	Aaa	5.00	11/15/11	2,400		2,679,696
Ser. A-1, A.M.B.A.C.	Aaa	5.375	11/15/16	710	(c)	812,567
Ser. A-1, A.M.B.A.C.	Aaa	5.375	11/15/16	290		323,567
New York City Ind. Dev. Agcy., Civic. Fac. Rev., United States Tennis Assoc., Nat’l. Tennis Ctr. Proj., F.S.A.	Aaa	6.375	11/15/14	1,000	(c)	1,030,380
New York City Mun. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. B	Aa2	6.00	6/15/33	985		1,135,626
New York City Mun. Wtr. Auth. Rev., Ser. F	Aa2	5.00	6/15/29	3,000		3,032,460

See Notes to Financial Statements.

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Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York City Trans. Auth., Triborough Bridge & Tunnel Auth., A.M.B.A.C.	Aaa	5.75%	1/02/20	$4,760		$5,340,958
New York City Trans. Fin. Auth. Rev., Future Tax Sec.,
Ser. A	Aa2	5.50	11/01/26	2,650		2,977,885
Ser. B	Aa2	5.50	2/01/17	1,920		2,114,726
Ser. B	Aa2	5.25	8/01/20	4,000		4,343,640
Ser. B	Aa2	5.25	2/01/29	2,500		2,744,900
Ser. B	Aa2	6.00	11/15/29	1,000	(c)	1,173,540
New York City, G.O., Ser. A	A2	6.00	5/15/30	820	(c)	962,303
Ser. A	A2	6.00	5/15/30	180		197,829
Ser. G	A2	5.875	10/15/14	2,500	(c)	2,754,225
Ser. I	Aaa	6.10	4/15/10	1,320	(c)	1,472,064
Ser. I	A2	6.10	4/15/10	680		745,409
Ser. I	Aaa	6.25	4/15/27	4,795	(c)	5,363,063
Ser. I	A2	6.25	4/15/27	1,205		1,315,101
New York St. Environ. Facs. Wtr. Proj. Rev.	Aaa	5.00	6/15/34	2,000		2,042,560
New York St. Dorm. Auth. Lease Rev., Ser. B	AA-(d)	5.25	7/01/29	3,000		3,320,100
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., F.S.A.	Aaa	5.50	7/01/29	2,500	(c)	2,848,050
City Univ. Sys. Cons., Ser. B	A3	6.00	7/01/14	3,000		3,456,660
City Univ. Sys. Cons., Ser. D,
E.T.M.	A3	7.00	7/01/09	1,400	(c)	1,564,192
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A3	6.50	8/15/11	3,000		3,561,090
Ser. B	A3	5.25	11/15/23	3,000		3,309,960
St. Personal Income-Tax Ed., Ser. A	A1	5.375	3/15/22	2,000		2,171,620
New York St. Engy. Res. & Dev. Auth. Rev., Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.	Aaa	6.75	2/01/24	1,825		1,850,933
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser. E	Aaa	6.50	6/15/14	35		35,145
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000		3,219,600

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	11

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York St. Hsg. Fin. Agcy. Rev., Multi-Fam. Hsg., Sec. Mtge., Ser. A, A.M.T.	Aa1	7.05%	8/15/24	$1,000		$1,001,430
St. Univ. Constr., Ser. A, E.T.M.	Aaa	8.00	5/01/11	3,600	(c)	4,413,600
New York St. Local Gov’t. Assist. Corp., C.A.B.S., Ser. C	A1	Zero	4/01/14	5,882		4,080,638
Ser. E	A1	6.00	4/01/14	3,000		3,546,510
New York St. Med. Care Facs. Fin. Agcy. Rev., New York Hosp., Ser. A, A.M.B.A.C., F.H.A.	Aaa	6.50	8/15/29	3,000	(c)	3,128,820
New York St. Mtge. Agcy. Rev., Homeowner Mtge., Ser. 70	Aa1	5.375	10/01/17	1,500		1,574,280
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev. Ser. C	A+(d)	5.50	12/01/13	5,070		5,737,212
New York St. Pwr. Auth., Ser. A	Aa2	5.25	11/15/16	3,000		3,315,150
Ser. A	Aa2	5.00	11/15/19	2,500		2,664,250
New York St. Thrwy. Auth., Hwy. & Bridge Trust Fund, Ser. A, F.S.A.	Aaa	6.00	4/01/16	2,200	(c)	2,576,596
St. Pers. Income Tax Rev., Trans., Ser. A	A1	5.50	3/15/20	1,000		1,113,280
Svc. Contract Rev., Local Hwy. & Bridge	A3	5.50	4/01/15	3,000		3,318,600
New York St. Urban Dev. Corp. Corr. & Youth Facs. Svcs., Ser. A	A3	5.00	1/02/09	2,000		2,181,720
New York St. Urban Dev. Corp. Rev., Corr. Cap. Facs., A.M.B.A.C.	Aaa	Zero	1/02/08	8,000		7,349,600
Port Auth. New York & New Jersey	A1	5.00	3/15/39	4,000		4,045,400
Puerto Rico Comnwlth. Hwy. & Transit Rev.,	Aaa	5.00	7/01/26	4,000		4,165,360
Puerto Rico Comnwlth., Pub. Impvt. Rfdg., M.B.I.A.	Aaa	7.00	7/01/10	1,250		1,523,150

See Notes to Financial Statements.

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Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Puerto Rico Comnwlth., Rites P.A. 625, A.M.B.A.C., T.C.R.S.	NR	12.21%(e)	9/02/04	$3,250	(f)	$4,670,380
Puerto Rico Pub. Bldg. Auth. Rev., Ser. J, A.M.B.A.C.	Aaa	5.00	7/01/36	2,000		2,201,740
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E	Baa2	5.70	8/01/25	2,000	(c)	2,289,580
Tobacco Settlement Fin. Corp., Ser. A-1	A3	5.50	6/01/14	4,000		4,347,240
Ser. C-1	A3	5.50	6/01/14	1,000		1,086,810
Ser. C-1	A3	5.50	6/01/15	2,000		2,188,060
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B	Aaa	5.50	11/15/19	5,000		5,841,700
Ser. B	Aa3	5.00	11/15/32	3,000		3,029,940
United Nations Dev. Corp. NY Rev., Ser. A	A3	5.25	7/01/13	2,320		2,482,029
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	BBB(d)	6.50	10/01/24	1,000		1,139,890

Total long-term investments (cost $169,891,164)						182,768,603

SHORT-TERM INVESTMENTS 3.6%
Mun. Secs. Trust Cert., Ser. 2000-109, Class A, Ctf. 144A, F.R.D.D.	VMIG1	1.34	9/01/04	1,500		1,500,000
New York City Tran. Fin. Auth. Rev., Ser. 1, F.R.D.D.	VMIG1	1.36	9/01/04	900		900,000
New York City Trust Cult. Res. Rev., M.S.T.R., Ser. SGA 91, F.R.D.D.	A-1+(d)	1.34	9/01/04	900		900,000
New York St. Job Dev. Auth., St. Gtd. Spec. Purp., Ser. A-1 through A-25, F.R.D.D.	VMIG1	1.35	9/01/04	500		500,000
New York St. Local Govt. Assist. Corp., M.S.T.R., Ser. SGA 59, F.R.D.D.	A-1+(d)	1.34	9/01/04	3,000		3,000,000

Total short-term investments (cost $6,800,000)						6,800,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	13

Description (a)	Value (Note 1)
Total Investments 99.2% (cost $176,691,164; Note 5)	$189,568,603
Other assets in excess of liabilities 0.8%	1,557,706

Net Assets 100%	$191,126,309

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Administration.

F.R.D.D.—Floating Rate (Daily) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

M.S.T.R.—Municipal Securities Trust Receipts.

T.C.R.S.—Transferable Custodial Receipts.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d)	Standard & Poor’s Rating.
(e)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(f)	Indicates a restricted security; the aggregate cost of such security is $3,842,641. The aggregate value, $4,670,380 is 2.44% of net assets.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

Portfolio Composition expressed as a percentage of net assets as of 8/31/04
Lease-Backed Certificate of Participation	29.9%
Special Tax/Assessment District	16.3
Transportation	14.2
General Obligation	11.3
Education	9.1
Tobacco	4.0
Water & Sewer	3.2
Power	3.1
Healthcare	2.5
Other Muni	1.7
Housing	1.3
Corporate-Backed IDB & PCR	1.1
Other	1.0
Solid Waste/Resource Recovery	0.5
Other assets in excess of liabilities	0.8

Portfolio composition is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2004	ANNUAL REPORT

Dryden Municipal Series Fund

New York Series

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $176,691,164)	$189,568,603
Cash	20,165
Interest receivable	2,109,368
Receivable for Series shares sold	25,615
Prepaid Expenses	8,913

Total assets	191,732,664

Liabilities
Payable for Series shares reacquired	250,990
Dividends payable	111,177
Accrued expenses	107,263
Management fee payable	80,673
Distribution fee payable	45,487
Deferred trustees’ fees	10,765

Total liabilities	606,355

Net Assets	$191,126,309

Net assets were comprised of:
Shares of beneficial interest, at par	$162,428
Paid-in capital in excess of par	176,680,122

176,842,550
Overdistributed net investment income	(70,096)
Accumulated net realized gain on investments	1,476,416
Net unrealized appreciation on investments	12,877,439

Net assets, August 31, 2004	$191,126,309

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($162,093,881 ÷ 13,777,571 shares of beneficial interest issued and outstanding)	$11.77
Maximum sales charge (4% of offering price)	0.49

Maximum offering price to public	$12.26

Class B
Net asset value, offering price and redemption price per share
($22,475,042 ÷ 1,908,635 shares of beneficial interest issued and outstanding)	$11.78

Class C
Net asset value, offering price and redemption price per share
($2,783,563 ÷ 236,389 shares of beneficial interest issued and outstanding)	$11.78

Class Z
Net asset value, offering price and redemption price per share
($3,773,823 ÷ 320,220 shares of beneficial interest issued and outstanding)	$11.79

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	17

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$9,201,630

Expenses
Management fee	997,635
Distribution fee—Class A	419,198
Distribution fee—Class B	127,316
Distribution fee—Class C	24,054
Custodian’s fees and expenses	106,000
Transfer agent’s fees and expenses	82,000
Reports to shareholders	48,000
Registration fees	42,000
Legal fees and expenses	41,000
Audit fee	24,000
Trustees’ fees	13,000
Miscellaneous	12,309

Total expenses	1,936,512

Net investment income	7,265,118

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	3,233,990
Financial futures transactions	(1,236,146)
Interest rate swaps	7,938
Options written	24,161

2,029,943

Net change in unrealized appreciation (depreciation) on:
Investments transactions	1,473,716
Financial futures contracts	56,740

1,530,456

Net gain on investments	3,560,399

Net Increase In Net Assets Resulting From Operations	$10,825,517

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,265,118	$8,569,253
Net realized gain on investments	2,029,943	5,287,032
Net change in unrealized appreciation (depreciation) on investments	1,530,456	(8,882,846)

Net increase in net assets resulting from operations	10,825,517	4,973,439

Dividends and distributions (Note 1):
Dividends from net investment income
Class A	(6,149,998)	(6,981,339)
Class B	(870,154)	(1,230,525)
Class C	(101,522)	(118,783)
Class Z	(124,514)	(116,951)

	(7,246,188)	(8,447,598)

Distributions from net realized gains
Class A	(5,006,915)	(1,825,242)
Class B	(788,776)	(364,257)
Class C	(95,966)	(37,637)
Class Z	(76,835)	(27,200)

	(5,968,492)	(2,254,336)

Series share transactions (Net of share conversions) (Note 6):
Net proceeds from shares sold	9,502,271	12,827,321
Net asset value of shares issued in reinvestment of dividends and distributions	8,240,767	6,507,736
Cost of shares reacquired	(31,140,493)	(31,056,991)

Net decrease in net assets from Series share transactions	(13,397,455)	(11,721,934)

Total decrease	(15,786,618)	(17,450,429)

Net Assets
Beginning of year	206,912,927	224,363,356

End of year	$191,126,309	$206,912,927

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market marker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale

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price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Municipal Series Fund/New York Series	21

Notes to Financial Statements

Cont’d

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Series may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Series enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series’ cost basis in the swap and the proceeds of the closing transaction, including any fees.

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The Series is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, financial futures contracts and interest rate swap contracts may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2004 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares dividends from net investment income daily and pays such dividends monthly. Distributions of net capital gains, if any, are made annually.

Dryden Municipal Series Fund/New York Series	23

Notes to Financial Statements

Cont’d

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc.(“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly, at an annual rate of ..50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to a plan of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

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Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% for the Class A and Class C shares, respectively.

PIMS has advised the Series that it received approximately $28,200 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended August 31, 2004. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2004, it received approximately $58,700 and $2,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Companies”), is party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million, through April 30, 2004, and allowed the Companies to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the commitment provided by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA is October 29, 2004. Interest on any borrowings will be incurred at market rates. The Companies pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Companies pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $63,200 for the services of PMFS. As of August 31, 2004, approximately $5,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

Dryden Municipal Series Fund/New York Series	25

Notes to Financial Statements

Cont’d

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $9,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $6,800 for the year ended August 31, 2004. As of August 31, 2004 approximately $600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended August 31, 2004, were $83,084,980 and $108,205,133 respectively.

Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	$—
Options written	57	24,161
Options expired	(57)	(24,161)

Options outstanding as of August 31, 2004	—	$—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, overdistribution of net investment income and accumulated net realized gain or loss on investments.

For the year ended August 31, 2004, the adjustments to increase overdistribution of net investment income and accumulated net realized gains by $18,930 was primarily due to the difference in the treatment of premium amortization between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

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The tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, are as follows:

Year Ended August 31,	Tax Exempt Income	Ordinary Income	Long-Term Capital-Gains	Total Distributions
2004	$7,246,188	$372,862	$5,595,630	$13,214,680
2003	$8,447,598	$—	$2,254,336	$10,701,934

As of August 31, 2004, the accumulated undistributed earnings on a tax basis were $41,081 of tax-exempt income (includes a timing difference of $111,177 for dividends payable) and $1,362,209 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$176,576,957	$13,067,994	$76,348	$12,991,646

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of premium amortization for book and tax purposes.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 4%. Effective on March 15, 2004, all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Dryden Municipal Series Fund/New York Series	27

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	482,587	$5,696,410
Shares issued in reinvestment of dividends and distributions	591,864	6,988,588
Shares reacquired	(2,076,800)	(24,473,639)

Net increase (decrease) in shares outstanding before conversion	(1,002,349)	(11,788,641)
Shares issued upon conversion from Class B	362,003	4,304,980

Net increase (decrease) in shares outstanding	(640,346)	$(7,483,661)

Year ended August 31, 2003:
Shares sold	486,607	$5,923,412
Shares issued in reinvestment of dividends and distributions	441,595	5,342,907
Shares reacquired	(1,883,674)	(22,889,663)

Net increase (decrease) in shares outstanding before conversion	(955,472)	(11,623,344)
Shares issued upon conversion from Class B	480,744	5,928,403

Net increase (decrease) in shares outstanding	(474,728)	$(5,694,941)

Class B
Year ended August 31, 2004:
Shares sold	115,636	$1,371,214
Shares issued in reinvestment of dividends and distributions	83,721	989,793
Shares reacquired	(402,825)	(4,761,234)

Net increase (decrease) in shares outstanding before conversion	(203,468)	(2,400,227)
Shares reacquired upon conversion into Class A	(361,699)	(4,304,980)

Net increase (decrease) in shares outstanding	(565,167)	$(6,705,207)

Year ended August 31, 2003:
Shares sold	369,021	$4,504,517
Shares issued in reinvestment of dividends and distributions	79,333	960,518
Shares reacquired	(425,816)	(5,178,267)

Net increase (decrease) in shares outstanding before conversion	22,538	286,768
Shares reacquired upon conversion into Class A	(480,355)	(5,928,403)

Net increase (decrease) in shares outstanding	(457,817)	$(5,641,635)

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Class C	Shares	Amount
Year ended August 31, 2004:
Shares sold	19,076	$226,309
Shares issued in reinvestment of dividends and distributions	12,391	146,471
Shares reaquired	(71,318)	(828,686)

Net increase (decrease) in shares outstanding	(39,851)	$(455,906)

Year ended August 31, 2003:
Shares sold	66,803	$816,081
Shares issued in reinvestment of dividends and distributions	9,151	110,704
Shares reacquired	(82,174)	(1,001,598)

Net increase (decrease) in shares outstanding	(6,220)	$(74,813)

Class Z
Year ended August 31, 2004:
Shares sold	185,010	$2,208,338
Shares issued in reinvestment of dividends and distributions	9,799	115,915
Shares reacquired	(92,335)	(1,076,934)

Net increase (decrease) in shares outstanding	102,474	$1,247,319

Year ended August 31, 2003:
Shares sold	129,684	$1,583,311
Shares issued in reinvestment of dividends and distributions	7,720	93,607
Shares reacquired	(163,487)	(1,987,463)

Net increase (decrease) in shares outstanding	(26,083)	$(310,545)

Dryden Municipal Series Fund/New York Series	29

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.90

Income from investment operations
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	.22

Total from investment operations	.65

Less Dividends and Distributions
Dividends from net investment income	(.43)
Distributions from net realized gains	(.35)

Total dividends and distributions	(.78)

Net asset value, end of year	$11.77

Total Return(a):	5.61%
Ratios/Supplemental Data:
Net assets, end of year (000)	$162,094
Average net assets (000)	$167,679
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.93%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.68%
For Class A, B, C and Z shares:
Portfolio turnover rate	45%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(b)	2001	2000

$12.22	$12.24	$11.60	$11.50

.48	.53	.56	.58
(.21)	.03	.64	.10

.27	.56	1.20	.68

(.47)	(.53)	(.56)	(.58)
(.12)	(.05)	—	—

(.59)	(.58)	(.56)	(.58)

$11.90	$12.22	$12.24	$11.60

2.31%	4.76%	10.65%	6.17%

$171,573	$182,062	$191,678	$182,602
$179,559	$182,312	$189,204	$178,303

.91%	.91%	.89%	.90%
.66%	.66%	.64%	.65%
3.94%	4.39%	4.77%	5.10%

39%	23%	27%	32%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.91

Income from investment operations
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	.22

Total from investment operations	.62

Less Dividends and Distributions
Dividends from net investment income	(.40)
Distributions from net realized gains	(.35)

Total dividends and distributions	(.75)

Net asset value, end of year	$11.78

Total Return(a):	5.35%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,475
Average net assets (000)	$25,463
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.43%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2003	2002(b)	2001	2000

$12.23	$12.24	$11.61	$11.50

.45	.50	.53	.55
(.21)	.04	.63	.11

.24	.54	1.16	.66

(.44)	(.50)	(.53)	(.55)
(.12)	(.05)	—	—

(.56)	(.55)	(.53)	(.55)

$11.91	$12.23	$12.24	$11.61

2.05%	4.59%	10.28%	5.99%

$29,456	$35,863	$38,829	$51,051
$33,825	$35,927	$42,212	$59,879

1.16%	1.16%	1.14%	1.15%
.66%	.66%	.64%	.65%
3.69%	4.15%	4.53%	4.85%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.91

Income from investment operations
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.22

Total from investment operations	.59

Less Dividends and Distributions
Dividends from net investment income	(.37)
Distributions from net realized gains	(.35)

Total dividends and distributions	(.72)

Net asset value, end of year	$11.78

Total Return(a):	5.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,784
Average net assets (000)	$3,207
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.43%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.17%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratios of the net investment income from 3.88% to 3.89%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(b)	2001	2000

$12.23	$12.24	$11.61	$11.50

.42	.47	.50	.52
(.21)	.04	.63	.11

.21	.51	1.13	.63

(.41)	(.47)	(.50)	(.52)
(.12)	(.05)	—	—

(.53)	(.52)	(.50)	(.52)

$11.91	$12.23	$12.24	$11.61

1.80%	4.34%	10.01%	5.73%

$3,289	$3,455	$2,766	$1,884
$3,503	$2,992	$2,171	$1,812

1.41%	1.41%	1.39%	1.40%
.66%	.66%	.64%	.65%
3.45%	3.89%	4.26%	4.60%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.92

Income from investment operations
Net investment income	.47
Net realized and unrealized gain (loss) on investment transactions	.21

Total from investment operations	.68

Less Dividends and Distributions
Dividends from net investment income	(.46)
Distributions from net realized gains	(.35)

Total dividends and distributions	(.81)

Net asset value, end of year	$11.79

Total Return(a):	5.87%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,774
Average net assets (000)	$3,177
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.68%
Expenses, excluding distribution and service (12b-1) fees	.68%
Net investment income	3.93%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005. There was no effect of this change to the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2003	2002(b)	2001	2000

$12.24	$12.25	$11.62	$11.51

.52	.56	.59	.61
(.21)	.04	.63	.11

.31	.60	1.22	.72

(.51)	(.56)	(.59)	(.61)
(.12)	(.05)	—	—

(.63)	(.61)	(.59)	(.61)

$11.92	$12.24	$12.25	$11.62

2.56%	5.10%	10.82%	6.53%

$2,595	$2,984	$1,775	$400
$2,828	$2,385	$1,008	$330

.66%	.66%	.64%	.65%
.66%	.66%	.64%	.65%
4.19%	4.62%	4.98%	5.35%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New York Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New York Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for the years presented prior to the year ended August 31, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2004) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2004, dividends paid from net investment income of $.43 per Class A share, $.40 per Class B share, $.37 per Class C share and $.46 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a $.02 of Ordinary Income and a long-term capital gain distribution of $.33, which are taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2004.

Dryden Municipal Series Fund/New York Series	39

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

40	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Series Fund/New York Series	41

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

42	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after August 31, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden Municipal Series Fund/New York Series	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	1.39%	5.00%	5.37% (5.35)	6.22% (6.20)
Class B	0.40	5.46	5.48 (5.45)	7.06 (7.04)
Class C	4.10	5.36	5.22 (5.19)	5.18 (5.15)
Class Z	5.87	6.14	N/A	5.62 (5.60)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	5.61%	5.87%	5.80% (5.78)	6.51% (6.50)
Class B	5.35	5.62	5.48 (5.45)	7.06 (7.04)
Class C	5.09	5.36	5.22 (5.19)	5.18 (5.15)
Class Z	5.87	6.14	N/A	5.62 (5.60)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New York Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New York Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/New York Series
Share Class	A	B	C	Z
NASDAQ	PMNYX	PBNYX	PCNYX	PNYZX
CUSIP	262468812	262468796	262468788	262468770

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New York Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/New York Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New York Series
Share Class	A	B	C	Z
NASDAQ	PMNYX	PBNYX	PCNYX	PNYZX
CUSIP	262468812	262468796	262468788	262468770

MF122E      IFS-A097674      Ed. 10/2004

Dryden Municipal Series Fund/Pennsylvania Series

AUGUST 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

October 15, 2004

We hope that you find the annual report for the Pennsylvania Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Pennsylvania Series

Dryden Municipal Series Fund/Pennsylvania Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Pennsylvania Series (the Series) is to maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	6.23%	32.25%	72.56% (72.22)	144.14% (143.19)
Class B	6.07	30.62	67.22 (66.89)	176.42 (168.03)
Class C	5.81	29.00	63.09 (62.77)	63.32 (63.00)
Lehman Brothers Municipal Bond Index[3]	7.11	38.09	88.71	***
Lipper PA Muni Debt Funds Avg.[4]	5.96	30.34	71.18	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.43%	5.07%	5.41% (5.39)	6.01% (5.98)
Class B	–1.45	5.49	5.50 (5.48)	6.01 (5.82)
Class C	2.14	5.38	5.24 (5.22)	4.99 (4.97)
Lehman Brothers Municipal Bond Index[3]	4.60	6.77	6.77	***
Lipper PA Muni Debt Funds Avg.[4]	3.71	5.61	5.73	****

Distributions and Yields[1] as of 8/31/04
			Taxable Equivalent 30-Day Yield[5] at Tax Rates of
	Total Distributions Paid for 12 Months	30-Day SEC Yield	33%	35%
Class A	$0.77	2.89%	4.45%	4.59%
Class B	$0.74	2.76	4.25	4.38
Class C	$0.72	2.52	3.88	4.00

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end

2	Visit our website at www.jennisondryden.com

sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 4/3/87; and Class C, 8/1/94.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper Pennsylvania (PA) Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper PA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Pennsylvania.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/04 are 172.15% for Class A, 227.62% for Class B, and 89.37% for Class C. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.10% for Class A, 7.05% for Class B, and 6.54% for Class C.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/04 are 149.64% for Class A, 192.56% for Class B, and 71.73% for Class C. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.47% for Class A, 6.34% for Class B, and 5.50% for Class C.

Dryden Municipal Series Fund/Pennsylvania Series	3

Five Largest Issues expressed as a percentage of net assets as of 8/31/04
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C., 9/01/13, 6.50%	3.3%
Philadelphia Mun. Auth. Rev., Lease, Ser. A, F.S.A., 5/15/13, 5.25%	3.1
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 7/01/17, 5.50%	3.1
Philadelphia Gas Wks. Rev., 16th Ser., F.S.A., 7/01/07, 5.25%	3.0
Pennsylvania St., G.O., Ser. 2, 8/01/17, 5.00%	2.9

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/04
Aaa	65.7%
Aa	5.0
A	10.7
Baa	10.1
Ba	0.6
NR	5.9
Other assets in excess of liabilities	2.0

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Prudential Investment Management, Inc.

Another solid year for municipal bond market

Prices of municipal bonds rallied, declined sharply, and rallied again during the Series’ fiscal year that began September 1, 2003. The resumption of the rally late in the reporting period helped municipal bonds return a respectable 7.11% for the 12 months ended August 31, 2004, according to the Lehman Brothers Municipal Bond Index (the Index). Amid the volatile market conditions, a record of sound financial management and a moderate debt burden created a stable credit-rating environment for the Commonwealth of Pennsylvania’s general obligation (GO) bonds. However, Pittsburgh experienced fiscal challenges that hurt the credit quality of its GO bonds.

Although the Series’ holdings were diversified across many sectors of the Pennsylvania municipal securities market to limit risk, all classes of the Series’ shares underperformed the Series’ benchmark, the Index, for the reporting period. One key factor that pressured the Series’ returns was its overweight exposure to municipal debt securities in the 10-year maturity range compared to the Index. Municipal bonds maturing in more than 25 years outperformed shorter-term bonds during the reporting period. Compared to its peer group, the Series’ Class A and Class B shares posted returns that exceeded the Lipper Pennsylvania Municipal Debt Funds Average (the Lipper Average) for the 12 months ended August 31, 2004. However, the Series’ Class C shares trailed the Lipper Average for the same time frame.

A shift in our investment discipline

For several months after the reporting period began, municipal bond prices generally worked their way higher as the Federal Reserve (the Fed) left short-term interest rates at historically low levels. This was done to support an economic recovery that was failing to produce many jobs, based on data released from September 2003 through March 2004. We initiated a shift in our investment discipline in late March 2004 that had an impact on the Series’ duration, a measure of its sensitivity to changes in interest rates. In managing the Series’ duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful. Therefore we began implementing a strategy that positions the Series’ duration and other investment characteristics more in line with the Index. To that end, we lengthened the Series’ duration in late March 2004.

Shortly afterward, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve along with the rest of the economy. These figures and a pick-up in inflation caused the financial markets to

Dryden Municipal Series Fund/Pennsylvania Series	5

Investment Adviser’s Report (continued)

speculate that the Fed would soon hike short-term rates to lessen the amount of monetary stimulus in the economy. Anticipation of tighter monetary policy pushed bond yields higher, which caused bond prices to fall. A longer duration during that time detracted from the Series’ returns because it made the Series more vulnerable to the rise in interest rates. However, we believe this strategy of focusing on the benchmark will enhance the risk profile of the Series and improve the predictability of its performance over the longer term.

Late rebound in the municipal bond market

The Fed raised the target for the federal funds rate—the rate banks charge each other for overnight loans—to 1.25% from 1.00% in June and to 1.50% from 1.25% in August 2004. Fed policymakers reiterated that further rate hikes would likely occur at a “measured” pace, but warned that they would respond to changing economic prospects as needed in order to maintain price stability in the economy. Meanwhile, the economic expansion had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating economic growth and the possibility of a gradual rise in rates soothed some concerns about investing in debt securities. Thus the municipal bond rally resumed late in the reporting period, which enhanced the Series’ performance.

Working to preserve interest income

Even though the Fed began a new round of rate hikes during the reporting period, the level of yields in the municipal bond market remains relatively low overall. With this in mind, we tried to maintain interest income in the Series by making adjustments to its balance of high-quality bonds versus low-quality bonds. We sold some Aaa-rated, insured zero coupon bonds, which are so named because they pay no periodic interest and are sold at discount prices to make up for their lack of periodic interest payments. Proceeds were used to selectively invest in lower-quality municipal bonds with above-market coupon rates. As you may recall, municipal bonds in the 10-year maturity range underperformed long-term municipal bonds. Nevertheless, many of the Series’ bonds in the 10-year maturity range provided attractive interest income, so we were reluctant to sell them.

State and local GO bonds

The Series held GO bonds of the Commonwealth of Pennsylvania, whose stable credit rating contrasted with that of Pittsburgh GO bonds, whose underlying rating was downgraded amid a fiscal crisis. Because Pittsburgh GO bonds are insured, Moody’s Investors Service rates them Aaa and Standard & Poor’s Ratings Services rates them AAA. However, Moody’s lowered the underlying rating of Pittsburgh GO bonds four levels

6	Visit our website at www.jennisondryden.com

from A3 to Ba1, adding that the rating may be downgraded further. S&P cut the GO bonds’ underlying rating five levels from A-minus to BB with a positive ratings outlook. While the Series did not own any Pittsburgh GO bonds, it held insured, Aaa-rated debt securities of Pittsburgh Water & Sewer Authority. Concern about the city spilled over onto the utility and had a moderately negative impact on the prices of the utility’s bonds.

Our focus on hospital bonds

Turning to various sectors of the Pennsylvania municipal bond market, the Series had a considerable exposure to hospital bonds. The credit quality of some of these bonds deteriorated during the reporting period. For example, bonds of Hazleton Health Services Authority declined in value as Hazleton General Hospital’s financial performance weakened in an operating environment burdened by competitive pressures and high malpractice costs. We sold the Hazleton General Hospital bonds shortly after the reporting period ended.

Favorable development in the transportation sector

In the transportation sector, the Series benefited from its exposure to Pennsylvania Economic Development Financial Authority bonds for the Amtrak Project. These municipal debt securities performed well as improving revenues and lower operating expenses have contributed to financial stability at Amtrak. With that said, much work and money are still needed to replace the company’s aging infrastructure.

Dryden Municipal Series Fund/Pennsylvania Series	7

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

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Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Pennsylvania Series		Beginning Account Value March 1, 2004	Ending Account Value August 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$998	0.99%	$4.97
	Hypothetical	$1,000	$1,020	0.99%	$5.03

Class B	Actual	$1,000	$998	1.24%	$6.23
	Hypothetical	$1,000	$1,019	1.24%	$6.29

Class C	Actual	$1,000	$997	1.49%	$7.48
	Hypothetical	$1,000	$1,018	1.49%	$7.56

*	Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund/Pennsylvania Series	9

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Portfolio of Investments

as of August 31, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.3%

Municipal Bonds
Allegheny Cnty. Hosp. Dev. Auth. Rev., Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.	Aaa	6.25%	9/01/20	$1,750	(c)	$1,960,630
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A	Baa1	6.70	12/01/20	1,500		1,552,500
Allegheny Cnty. San. Auth. Swr. Rev.,
M.B.I.A.	Aaa	5.375	12/01/17	2,000		2,230,320
M.B.I.A.	Aaa	5.50	12/01/20	2,500		2,773,550
M.B.I.A.	Aaa	5.50	12/01/30	3,000		3,213,120
Allentown Area Hosp. Auth. Rev., Sacred Heart Hosp. of Allentown, Ser. B	Baa3	6.75	11/15/15	890		895,527
Armstrong Cnty., G.O.,
M.B.I.A.	Aaa	5.40	6/01/31	2,000		2,095,800
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aaa	5.70	10/01/14	1,250		1,442,038
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.375	6/01/16	1,080		1,204,103
Butler Cnty., G.O., F.G.I.C.	Aaa	5.25	7/15/22	1,000	(c)	1,134,810
Canon McMillan Sch. Dist., Ser. B, F.G.I.C.	Aaa	5.50	12/01/29	3,000	(f)	3,213,540
Central Bucks Sch. Dist., G.O.,
M.B.I.A.	Aaa	5.00	5/15/15	3,600		3,939,804
M.B.I.A.	Aaa	5.00	5/15/16	2,000		2,171,740
Chartiers Valley Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	10/15/22	2,570		2,709,782
Dauphin Cnty., G.O., Ser. 2, A.M.B.A.C.	Aaa	5.50	11/15/15	1,295		1,451,825
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj.	A-(d)	6.25	4/01/30	1,000		1,041,330
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Recov. Facs., Ser. A	Baa3	6.10	7/01/13	1,500		1,590,825

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Delaware River Port Auth. PA & NJ Rev., F.G.I.C.	Aaa	5.40%	1/01/16	$2,750		$2,917,887
Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000		1,110,760
Easton Area Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	3/15/15	2,360		2,579,220
Erie Parking Auth. Facs. Rev. Gtd., F.S.A.	Aaa	5.00	9/01/26	1,000		1,025,500
Greater Johnstown Sch. Dist., G.O., Ser. B, M.B.I.A.	Aaa	5.50	8/01/17	1,250		1,401,625
Hazleton Hlth. Svcs. Auth. Hosp. Rev., Hazleton Gen. Hosp.	Ba2	5.625	7/01/17	1,000		881,220
Kennett Cons. Sch. Dist., G.O., Ser. A, F.G.I.C.	Aaa	5.50	2/15/16	1,035		1,161,125
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj.	A-(d)	5.50	3/15/26	1,500		1,522,155
Lancaster Ind. Dev. Auth. Rev., Garden Spot Vlge. Proj., Ser. A	NR	7.625	5/01/31	1,650		1,700,243
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa1	6.00	11/15/35	1,000		1,017,930
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Ctr.	BBB+(d)	6.00	1/01/43	750		765,495
Montgomery Cnty., G.O.	Aaa	5.25	9/15/16	2,895		3,191,535
Mount Pleasant Bus. Dist. Auth. Hosp. Rev., Frick Hosp.	BBB(d)	5.75	12/01/27	1,000		976,230
Northampton Cnty. Gen. Purp. Auth. Rev., F.S.A.	Aaa	5.75	10/01/18	1,000	(c)	1,169,460
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aaa	6.25	7/01/11	2,195		2,604,368
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek Wtr., A.M.T.	AA-(d)	6.375	10/15/23	1,000		1,018,450
Owen J. Roberts Sch. Dist., G.O., F.S.A.	Aaa	5.50	8/15/19	1,520		1,705,318
Pennridge Sch. Dist., G.O., M.B.I.A.	Aaa	5.125	2/15/19	1,610		1,734,276

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pennsylvania Econ. Dev. Auth., Wste. Wtr. Treatment Rev., Sun Co., R & M Proj., Ser. A, A.M.T.	Baa2	7.60%	12/01/24	$2,000		$2,065,340
Pennsylvania Econ. Dev. Fin. Auth., Exempt Facs. Rev., Amtrak Proj., Ser. A, A.M.T.	A3	6.25	11/01/31	2,000		2,039,500
Pennsylvania St. Higher Edl. Facs. Auth. Rev., Drexel Univ.	Baa2	6.00	5/01/29	2,500		2,649,625
Philadelphia Univ.	AA(d)	6.10	6/01/30	140		153,989
Temple Univ., 1st Ser., M.B.I.A.	Aaa	5.00	4/01/21	2,265		2,363,867
Thomas Jefferson Univ.	A1	5.50	1/01/17	1,000		1,098,660
Ursinus Coll., Ser. A	A-(d)	5.90	1/01/27	1,925	(c)	2,129,666
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	Aaa	5.50	7/01/17	4,000		4,489,440
A.M.B.A.C.	Aaa	5.50	7/01/20	2,750		3,050,932
Pennsylvania St. Tpke. Comn. Oil Franchise Tax Rev., Ser. A, A.M.B.A.C.	Aaa	5.25	12/01/18	1,065		1,162,937
Ser. A, A.M.B.A.C., E.T.M.	Aaa	5.25	12/01/18	1,435		1,594,357
Pennsylvania St., G.O., Ser. 2	Aa2	5.00	8/01/17	4,000		4,292,480
Philadelphia Auth. Ind. Dev. Arpt., Rev., A.M.T.	NR	5.50	1/01/24	2,500		2,034,075
Philadelphia Auth. Ind. Dev. Lease Rev., Ser. B, F.S.A.	Aaa	5.50	10/01/18	2,000		2,237,980
Philadelphia Gas Wks. Rev., 16th Ser., F.S.A.	Aaa	5.25	7/01/07	4,000		4,332,080
Philadelphia Hosps. & Higher Ed. Facs. Auth. Hosp. Rev., Grad. Hlth. Sys. (h) (cost 1,820,479; purchased 7/18/01)	Ca	7.25	7/01/18	1,803	(e)	18
Philadelphia Mun. Auth. Rev., Lease, Ser. A, F.S.A.	Aaa	5.25	5/15/13	4,000		4,495,640
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625	9/01/19	2,500		2,790,425

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Philadelphia, G.O., F.G.I.C.	Aaa	5.125%	5/15/14	$1,800		$1,976,652
Pittsburgh Urban Redev. Auth., Mtge. Rev., Ser. A, A.M.T.	Aa1	6.25	10/01/28	820		855,900
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.50	9/01/13	4,000		4,821,320
Puerto Rico Comnwlth., Pub. Impvt. Rfdg., M.B.I.A.	Aaa	7.00	7/01/10	720		877,334
Rites, PA 625, A.M.B.A.C. (h) (cost $2,382,326; purchased 7/10/01)	NR	12.21(b)	7/01/10	2,015		2,895,636
Rites, PA 642A, M.B.I.A. (h) (cost $1,600,938; purchased 7/10/01)	NR	9.73(b)	7/01/10	1,500		1,967,880
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. I, F.G.I.C.	Aaa	5.00	7/01/25	2,000		2,094,840
Ser. J	Baa1	5.50	7/01/22	2,370		2,586,025
Puerto Rico Pub. Bldg. Auth. Rev. Gtd., Rfdg., Govt. Facs., Ser. J, A.M.B.A.C	Aaa	5.00	7/01/36	1,000		1,100,870
Schuylkill Cnty. Ind. Dev. Auth. Rev., Pine Grove Landfill, Inc., A.M.T.	BBB(d)	5.10	10/01/19	2,000		2,093,800
Springfield Sch. Dist., Delaware Cnty., G.O., F.S.A.	Aaa	5.50	3/15/17	2,450	(c)	2,807,822
State Pub. Sch. Bldg. Auth. Coll. Rev., Cmnty. Coll. Allegheny Cnty., A.M.B.A.C.	Aaa	5.00	7/15/06	2,555		2,707,815
Stroudsburg Area Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	4/01/16	1,295		1,393,860
Union Cnty. Higher Ed. Facs. Fin. Auth. Univ. Rev., Bucknell Univ., Ser. A	Aa3	5.25	4/01/20	1,080		1,171,508
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S.	Aaa	Zero	11/01/12	1,035		750,479
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.00	10/01/22	1,000		1,060,950
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400		2,606,304

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
Westmoreland Cnty. Ind. Rev. Gtd., Valley Landfill Proj., A.M.T.	BBB(d)	5.10%	5/01/18	$1,000	$1,047,350

Total long-term investments (cost $135,719,107)					140,901,397

SHORT-TERM INVESTMENTS 1.7%
Mun. Sec. Trust Cert., G.O., Ser. 2000-110, Class A, F.R.D.D.	A-1(d)	1.35	9/01/04	500	500,000
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp. Rev., Children’s Hosp. Proj., Ser. A, F.R.D.D.	VMIG1	1.35	9/01/04	2,000	2,000,000

Total short-term investments (cost $2,500,000)					2,500,000

Total Investments 98.0% (cost $138,219,107; Note 5)					143,401,397
Other assets in excess of liabilities 2.0%					2,867,572

Net Assets 100%					$146,268,969

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note (g).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

(b)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(c)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d)	Standard & Poor’s Rating.
(e)	Issuer in default on interest payments. Non-income producing security.
(f)	Partial principal amount pledged as collateral for financial futures contracts.
(g)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(h)	Indicates illiquid securities restricted as to resale. The aggregate cost of such securities was $5,803,743, and is approximately 4.0% of net assets.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	15

The industry classifications of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2004 were as follows:

General Obligation	29.8%
Education	12.1
Healthcare	11.5
Transportation	11.0
Water & Sewer	10.3
Corporate Backed IDB & PCR	8.2
Other Muni	5.2
Lease-Backed Certificate of Participation	3.8
Other	3.7
Solid Waste/Resource Recovery	1.1
Special Tax/Assessment District	0.7
Housing	0.6
98.0
Other assets in excess of liabilities	2.0

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $138,219,107)	$143,401,397
Cash	9,598
Interest receivable	2,006,329
Receivable for investments sold	1,269,184
Receivable for Series shares sold	250
Prepaid expenses	6,885

Total assets	146,693,643

Liabilities
Accrued expenses	104,546
Payable for Series shares reacquired	101,065
Dividends payable	81,636
Management fee payable	61,809
Distribution fee payable	38,196
Due to broker-variation margin	27,094
Deferred trustees’ fees	10,328

Total liabilities	424,674

Net Assets	$146,268,969

Net assets were comprised of:
Shares of beneficial interest, at par	$143,118
Paid-in capital in excess of par	140,308,772

140,451,890
Undistributed net investment income	160,927
Accumulated net realized gain on investments	857,507
Net unrealized appreciation on investments	4,798,645

Net assets, August 31, 2004	$146,268,969

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	17

Class A
Net asset value and redemption price per share ($113,170,183 ÷ 11,072,397 shares of beneficial interest issued and outstanding)	$10.22
Maximum sales charge (4% of offering price)	0.43

Maximum offering price to public	$10.65

Class B
Net asset value, offering price and redemption price per share ($31,572,016 ÷ 3,089,966 shares of beneficial interest issued and outstanding)	$10.22

Class C
Net asset value, offering price and redemption price per share ($1,526,770 ÷ 149,426 shares of beneficial interest issued and outstanding)	$10.22

See Notes to Financial Statements.

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Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$7,026,245

Expenses
Management fee	769,779
Distribution fee—Class A	295,959
Distribution fee—Class B	171,621
Distribution fee—Class C	9,362
Custodian’s fees and expenses	115,000
Transfer agent’s fees and expenses	84,000
Reports to shareholders	50,000
Legal fees and expenses	40,000
Registration fees	39,000
Audit fee	24,000
Trustees’ fees	12,000
Miscellaneous	10,999

Total expenses	1,621,720
Less: Custodian fee credit (Note 1)	(231)

Net expenses	1,621,489

Net investment income	5,404,756

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,187,193
Interest rate swap	(55,546)
Options written	19,075
Financial futures transactions	(634,942)

1,515,780

Net change in unrealized appreciation (depreciation) on:
Investments	2,754,863
Financial futures contracts	(335,597)

2,419,266

Net gain on investments	3,935,046

Net Increase In Net Assets Resulting From Operations	$9,339,802

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	19

Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,404,756	$6,669,997
Net realized gain on investments transactions	1,515,780	5,168,558
Net change in unrealized appreciation (depreciation) on investments	2,419,266	(7,711,472)

Net increase in net assets resulting from operations	9,339,802	4,127,083

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(4,380,131)	(5,085,982)
Class B	(1,185,169)	(1,482,488)
Class C	(39,631)	(39,632)

	(5,604,931)	(6,608,102)

Distributions from net realized gains
Class A	(4,490,929)	(259,633)
Class B	(1,333,635)	(83,960)
Class C	(42,249)	(2,175)

	(5,866,813)	(345,768)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	8,127,173	13,641,605
Net asset value of shares issued in reinvestment of dividends and distributions	6,987,932	3,912,676
Cost of shares reacquired	(26,197,909)	(23,269,103)

Net decrease in net assets from Series share transactions	(11,082,804)	(5,714,822)

Total decrease	(13,214,746)	(8,541,609)

Net Assets
Beginning of year	159,483,715	168,025,324

End of year(a)	$146,268,969	$159,483,715

(a) Includes undistributed net investment income of:	$160,927	$308,716

See Notes to Financial Statements.

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Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to Pennsylvania Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series’ investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. This means the Series invests at least 80% of the Series’ investments in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuer (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is tax exempt from those taxes. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the

Dryden Municipal Series Fund/Pennsylvania Series	21

Notes to Financial Statements

Cont’d

last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2004 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions

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involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on option written.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

Dryden Municipal Series Fund/Pennsylvania Series	23

Notes to Financial Statements

Cont’d

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amount reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

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Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial Statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensated PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

Dryden Municipal Series Fund/Pennsylvania Series	25

Notes to Financial Statements

Cont’d

PIMS has advised the Series that they have received approximately $43,000 and $1,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2004, they received approximately $51,800 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million through April 30, 2004, and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004 the commitment provided for by the SCA was reduced to $500 million and the SCA was renewed under the same terms and conditions. The expiration date of the renewed SCA will be October 29, 2004. Interest on any borrowings under the SCA will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended August 31, 2004, the Series incurred fees of approximately $60,800 for the services of PMFS. As of August 31, 2004, approximately $4,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $4,300 in total networking fees, of which the amount relating to the services of

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Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, were approximately $3,900 for the year ended August 31, 2004. As of August 31, 2004, approximately $350 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2004, were $45,637,649 and $58,453,829 respectively.

During the year ended August 31, 2004, the Series entered into financial futures contracts. Details of outstanding contracts at period end are as follows:

Number of Contracts	Type	Expiration Date	Value at August 31, 2004	Value at Trade Date	Unrealized Depreciation
	Short Positions:
32	U.S. Treasury 10 yr. Note	Sep 2004	$(3,631,000)	$(3,434,929)	$(196,071)
21	U.S. T-Bond	Sep 2004	(2,363,156)	(2,175,582)	(187,574)

					$(383,645)

Transactions in options written during the year ended August 31, 2004 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of August 31, 2003	—	$—
Options written	45	19,075
Options expired	(45)	(19,075)

Options outstanding as of August 31, 2004	—	$—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended August 31, 2004, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $52,386, due to differences in the treatment of accreting market discount and premium amortization between financial and tax reporting. Net Investment Income, net realized gains and net assets were not affected by this changes.

Dryden Municipal Series Fund/Pennsylvania Series	27

Notes to Financial Statements

Cont’d

For the years ended August 31, 2004 and August 31, 2003, the tax character of total dividends paid, as reflected in the Statement of Changes in Net Assets, were as follows:

Year	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2004	$5,390,494	$214,437	$5,866,813	$11,471,744
2003	$6,608,102	—	$345,768	$6,953,870

As of August 31, 2004, the accumulated undistributed earnings on a tax basis was $190,696 (includes a timing difference of $81,636 for dividends payable) tax-exempt income, $51,866 of ordinary income and $447,013 long-term capital gains. The accumulated capital gains and net investment income differs from the amount on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$138,192,258	$7,471,130	$2,261,991	$5,209,139

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of premium amortization and accreting market discount for book and tax purposes.

Note 6. Capital

The Series offers Class A, Class B, and Class C. Class A shares were sold with an initial sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum initial sales charge of 4%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

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The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2004:
Shares sold	527,919	$5,442,416
Shares Issued in reinvestment of dividends and distributions	529,502	5,425,817
Shares reacquired	(2,053,692)	(21,021,052)

Net increase (decrease) in shares outstanding before conversion	(996,271)	(10,152,819)
Shares issued upon conversion from Class B	310,018	3,196,433

Net increase (decrease) in shares outstanding	(686,253)	$(6,956,386)

Year ended August 31, 2003:
Shares sold	577,472	$6,114,262
Shares Issued in reinvestment of dividends and distributions	289,529	3,046,813
Shares reacquired	(1,672,133)	(17,646,674)

Net increase (decrease) in shares outstanding before conversion	(805,132)	(8,485,599)
Shares issued upon conversion from Class B	568,514	6,059,699

Net increase (decrease) in shares outstanding	(236,618)	$(2,425,900)

Class B
Year ended August 31, 2004:
Shares sold	212,514	$2,193,184
Shares Issued in reinvestment of dividends and distributions	146,895	1,505,243
Shares reacquired	(495,502)	(5,063,828)

Net increase (decrease) in shares outstanding before conversion	(136,093)	(1,365,401)
Shares issued upon conversion into Class A	(310,092)	(3,196,433)

Net increase (decrease) in shares outstanding	(446,185)	$(4,561,834)

Year ended August 31, 2003:
Shares sold	659,795	$6,960,180
Shares Issued in reinvestment of dividends and distributions	79,835	839,644
Shares reacquired	(493,507)	(5,191,759)

Net increase (decrease) in shares outstanding before conversion	246,123	2,608,065
Shares issued upon conversion into Class A	(568,938)	(6,059,699)

Net increase (decrease) in shares outstanding	(322,815)	$(3,451,634)

Dryden Municipal Series Fund/Pennsylvania Series	29

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended August 31, 2004:
Shares sold	48,113	$491,573
Shares Issued in reinvestment of dividends and distributions	5,554	56,872
Shares reacquired	(11,022)	(113,029)

Net increase (decrease) in shares outstanding	42,645	$435,416

Year ended August 31, 2003:
Shares sold	53,483	$567,163
Shares Issued in reinvestment of dividends and distributions	2,492	26,219
Shares reacquired	(40,576)	(430,670)

Net increase (decrease) in shares outstanding	15,399	$162,712

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Financial Highlights

AUGUST 31, 2004	ANNUAL REPORT

Dryden Municipal Series Fund

Pennsylvania Series

Financial Highlights

Class A
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.36

Income from investment operations
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.26

Total from investment operations	.63

Less distributions
Dividends from net investment income	(.38)
Distributions from net realized gains	(.39)

Total distributions	(.77)

Net asset value, end of year	$10.22

Total Return(a):	6.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$113,170
Average net assets (000)	$118,384
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.99%
Expenses, excluding distribution and service (12b-1) fees	.74%
Net investment income	3.57%
For Class A, B, and C shares:
Portfolio turnover rate	32%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2003	2002(d)	2001	2000

$10.54	$10.52	$10.05	$10.13

.43	.49	.51	.53
(.16)	.02	.47	(.05)

.27	.51	.98	.48

(.43)	(.49)	(.51)	(.53)
(.02)	—	— (b)	(.03)

(.45)	(.49)	(.51)	(.56)

$10.36	$10.54	$10.52	$10.05

2.57%	5.03%	10.07%	4.98%

$121,771	$126,410	$123,254	$109,068
$125,733	$123,971	$116,925	$106,181

.97%	.96%	.93%	.90%
.72%	.71%	.68%	.65%
4.08%	4.73%	4.97%	5.31%

45%	31%	35%	21%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	33

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.35

Income from investment operations
Net investment income	.34
Net realized and unrealized gain (loss) on investment transactions	.27

Total from investment operations	.61

Less distributions
Dividends from net investment income	(.35)
Distributions from net realized gains	(.39)

Total distributions	(.74)

Net asset value, end of year	$10.22

Total Return(a):	6.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$31,572
Average net assets (000)	$34,324
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.24%
Expenses, excluding distribution and service (12b-1) fees	.74%
Net investment income	3.32%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2003	2002(c)	2001	2000

$10.53	$10.52	$10.05	$10.13

.40	.46	.48	.50
(.16)	.01	.47	(.05)

.24	.47	.95	.45

(.40)	(.46)	(.48)	(.50)
(.02)	—	— (b)	(.03)

(.42)	(.46)	(.48)	(.53)

$10.35	$10.53	$10.52	$10.05

2.32%	4.68%	9.79%	4.72%

$36,607	$40,653	$41,638	$54,665
$39,012	$39,674	$44,507	$68,309

1.22%	1.21%	1.18%	1.15%
.72%	.71%	.68%	.65%
3.84%	4.49%	4.74%	5.06%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	35

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.35

Income from investment operations
Net investment income	.31
Net realized and unrealized gain (loss) on investment transactions	.28

Total from investment operations	.59

Less distributions
Dividends from net investment income	(.33)
Distributions from net realized gains	(.39)

Total distributions	(.72)

Net asset value, end of year	$10.22

Total Return(a):	5.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,527
Average net assets (000)	$1,248
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.49%
Expenses, excluding distribution and service (12b-1) fees	.74%
Net investment income	3.06%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2003	2002(d)	2001	2000

$10.54	$10.52	$10.05	$10.13

.38	.44	.46	.48
(.17)	.02	.47	(.05)

.21	.46	.93	.43

(.38)	(.44)	(.46)	(.48)
(.02)	—	— (b)	(.03)

(.40)	(.44)	(.46)	(.51)

$10.35	$10.54	$10.52	$10.05

2.06%	4.42%	9.52%	4.46%

$1,105	$963	$664	$479
$1,119	$885	$493	$655

1.47%	1.46%	1.43%	1.40%
.72%	.71%	.68%	.65%
3.58%	4.23%	4.47%	4.79%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Pennsylvania Series

We have audited the accompanying statements of assets and liabilities of Dryden Municipal Series Fund—Pennsylvania Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”) including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for all years presented prior to the year ended August 31, 2004 were audited by other auditors whose report dated October 22, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2004) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2004, dividends paid from net investment income of $0.38 per share for Class A shares, $0.35 per Class B share and $0.33 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid distributions of $0.3885 per share which represents distributions from long-term capital gains and $0.0142 per share which represents distributions from ordinary income.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Dryden Municipal Series Fund/Pennsylvania Series	39

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

40	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Series Fund/Pennsylvania Series	41

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

42	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after August 31, 2004, each Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden Municipal Series Fund/Pennsylvania Series	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	1.98%	4.89%	5.18% (5.16)	6.00% (5.98)
Class B	1.13	5.33	5.28 (5.25)	6.01 (5.82)
Class C	4.82	5.23	5.01 (4.99)	4.98 (4.96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	6.23%	5.75%	5.61% (5.59)	6.30% (6.27)
Class B	6.07	5.49	5.28 (5.25)	6.01 (5.82)
Class C	5.81	5.23	5.01 (4.99)	4.98 (4.96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 4/3/87 and Class C, 8/1/94.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Pennsylvania Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1994) and the account values at the end of the current fiscal year (August 31, 2004), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Series charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Through February 1, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, the CDSC of 1% for Class C shares purchased on or after that date will apply for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Pennsylvania Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/Pennsylvania Series
Share Class	A	B	C
NASDAQ	PMPAX	PBPAX	PPNCX
CUSIP	262468762	262468754	262468747

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Pennsylvania Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/Pennsylvania Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Pennsylvania Series
Share Class	A	B	C
NASDAQ	PMPAX	PBPAX	PPNCX
CUSIP	262468762	262468754	262468747

MF132E    IFS-AO97673    Ed. 10/2004

Dryden Municipal Series Fund/

New York Money Market Series

AUGUST 25, 2004	ANNUAL REPORT

FUND TYPE

Money market

OBJECTIVE

The highest level of current income that is exempt from New York State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New York Money Market Series (the Series) is to provide the highest level of current income that is exempt from New York State, New York City, and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

Series Facts as of 8/25/04
	7-Day Current Yield	Net Asset Value (NAV)	Taxable Equivalent Yield*			Weighted Avg. Maturity (WAM)	Net Assets (Millions)
			@28%	@33%	@35%
New York Money Market Series	0.55%	$1.00	0.82%	0.88%	0.91%	6 Days	$330
iMoneyNet, Inc. State Specific Retail New York Avg.**	0.57%	N/A	0.88%	0.95%	0.97%	39 Days	N/A

*	Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**	iMoneyNet, Inc. reports a 7-day current yield and WAM on Mondays for state-specific retail money funds. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail New York Average category as of August 23, 2004, the closest date to the end of the Series’ fiscal year-end.

Dryden Municipal Series Fund/New York Money Market Series	1

2	Visit our website at www.jennisondryden.com

State Specific Money Market Fund Yield Comparison

Weighted Average Maturity Comparison

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden Municipal Series Fund/New York Money Market Series and the iMoneyNet, Inc. State Specific Retail New York Average every Monday from August 25, 2003, to August 23, 2004, the closest dates to the beginning and end of the Series’ fiscal year-end. The data portrayed for the Series at the end of the fiscal year-end in the graphs may not match the data portrayed in the Series Facts table as of August 25, 2004.

Investment Adviser’s Report

Prudential Investment Management, Inc.

Municipal money market anticipated short-term rate hikes

During the Series’ fiscal year that began September 1, 2003, the investment environment for New York money market securities was characterized by changes in U.S. monetary policy and improving economic conditions in New York State. Anticipation that the Federal Reserve (the Fed) would increase short-term interest rates drove yields on municipal money market securities higher late in the reporting period. The Fed finally raised short-term rates in June and August 2004 in order to scale back monetary stimulus in the U.S. economy.

Throughout the reporting period, we maintained what we believed to be a conservative approach to security selection by investing only in high-quality notes, commercial paper, and other municipal money market securities primarily of issuers in New York State. Our investment strategy also gradually increased the Series’ liquidity. This prepared the Series to accommodate an outflow of assets associated with tax season as well as the integration of the former Prudential Securities brokerage business with Wachovia Securities, LLC. The integration was completed in September 2004.

Bridging the “January effect” in 2004

For several months after the reporting period began, money market yields hovered at low levels. This occurred as the Fed initially left short-term rates unchanged to support the fragile U.S. economic recovery that was failing to create many new jobs. During this time, commercial paper that matured in 30 to 60 days as well as notes and bonds due in six to 12 months figured prominently among the Series’ investments. Purchasing these securities in late 2003 helped prepare the Series to ride out the “January effect,” a seasonal decline in yields that occurs as investors quickly reinvest cash from coupon payments, bond calls, and maturing bonds that they receive the first week of the calendar year.

Meeting tax-time liquidity needs of our shareholders

In the first quarter of 2004, we sold some of the Series’ money market securities due in six to 12 months and purchased shorter-term debt securities to build up the Series’ liquidity. This helped the Series meet its seasonal tax-time outflows that typically last from mid-April through early May. As investors raised cash to pay their income taxes by selling money fund shares, yields on municipal money market securities rose. In addition, yields climbed as signs of improvement in the U.S. job market and higher inflation led financial markets to expect that the Fed would soon raise short-term rates.

Better times for New York State and New York City

On the local level, the New York State economy performed relatively well overall, but the western portion of the state continued to lag the downstate region. As a result

Dryden Municipal Series Fund/New York Money Market Series	3

Investment Adviser’s Report (continued)

of a court ruling, the Empire State is under pressure to provide more money for education. It is likely that New York City will receive substantially more money from the state for its schools in years to come, although a formal plan to comply with the court ruling does not yet exist. New York City handled its financial challenges quite successfully this past year and was able to rebate a portion of the property tax that was raised in 2002 in order to balance its budget.

Our focus on variable rate demand notes

For the rest of the reporting period, we continued to emphasize shorter-term money market securities, particularly variable-rate demand notes whose rates reset on a daily or weekly basis. The Series benefited as rates on these notes adjusted higher in response to increases in the target for the federal funds rate—the rate banks charge each other for overnight loans—from 1.00% to 1.25% in June 2004, and from 1.25% to 1.50% in August 2004. Having the option to sell the notes back on such short notice helped the Series meet its ongoing and anticipated withdrawals. (A few weeks after the reporting period ended, the target for the federal funds rate was raised to 1.75% from 1.50%.)

4	Visit our website at www.jennisondryden.com

Fees and Expenses

ANNUAL REPORT

Dryden Municipal Series Fund/

New York Money Market Series

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 25, 2004.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

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You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New York Money Market Series		Beginning Account Value February 25, 2004	Ending Account Value August 25, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period***

Class A	Actual	$1,000	$1,002	0.70%	$3.50
	Hypothetical	$1,000	$1,022	0.70%	$3.53

*** Series expenses for the share class are equal to the annualized expense ratio for the share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 25, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund/New York Money Market Series	7

Portfolio of Investments

as of August 25, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Battery Park City Auth. Hsg. Rev.,
Ser. MT1, F.R.W.D.	VMIG1	1.22%	8/26/04	$2,755	$2,755,000
Ser. MT2, F.R.W.D.	VMIG1	1.22	8/26/04	7,215	7,215,000
Columbia Cnty. Ind. Dev. Agcy. Rev., Rual Mfg. Co. Inc. Proj., Ser. A, F.R.W.D., A.M.T.	A-1+(d)	1.37	9/01/04	4,340	4,340,000
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Trinity Pawling Sch. Corp., F.R.W.D.	VMIG1	1.25	8/26/04	3,500	3,500,000
East Rochester Hsg. Auth. Rev., Daniels Creek at Baytown, Ser. 01, F.R.W.D., A.M.T.	VMIG1	1.29	8/26/04	3,650	3,650,000
Erie Cnty. Ind. Dev. Agcy. Rev., Colad Group Inc., Ser. A, F.R.W.D., A.M.T.	A-1+(d)	1.38	9/01/04	555	555,000
Glens Falls Ind. Dev. Agcy. Rev., Namic Proj., F.R.W.D.	A-1+(d)	1.35	9/01/04	1,210	1,210,000
Metro. Trans. Auth. Dedicated Tax Fund, Ser. H, F.R.W.D., F.S.A.	VMIG1	1.28	8/26/04	5,490	5,490,000
Metro. Trans. Auth. Fac. Rev., Ser. F, F.R.W.D., F.G.I.C., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	1,000	1,000,000
Metro. Trans. Auth. Rev., Ser. A52, F.R.W.D., F.G.I.C., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	3,975	3,975,000
Metro. Trans. Auth. Svc. Contract, Ser. 916. A.M.B.A.C., F.R.W.D.	A-1(d)	1.27	8/26/04	3,600	3,600,000
Monroe Cnty. Ind. Dev. Agy. Rev.,
Jada Precision Proj., F.R.W.D., A.M.T.	A-1(d)	1.37	9/01/04	3,810	3,810,000
Monroe Cmnty. Coll., Ser. A, F.R.W.D.	VMIG1	1.32	8/26/04	1,910	1,910,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	9

Portfolio of Investments

as of August 25, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Mun. Secs. Trust Cert. Rev.,
Class A, Ser. 2000-109, F.R.D.D.	VMIG1	1.30%	8/26/04	$4,600	$4,600,000
Class A, Ser. 2000-89, F.R.D.D., A.M.T.	VMIG1	1.32	8/26/04	355	355,000
Class A, Ser. 7000, F.R.W.D., A.M.B.A.C.	VMIG1	1.29	8/26/04	4,995	4,995,000
Nassau Cnty. Interm. Fin. Auth. Rev., M.S.T.R., SGA 108, F.R.W.D.	A-1+(d)	1.37	9/01/04	7,500	7,500,000
New York City Hsg. Dev. Corp. Multi-Fam. Rent Hsg. Rev., 100 Jane St. Dev., Ser. A, F.R.W.D., F.N.M.A., A.M.T.	A-1+(d)	1.35	9/01/04	6,525	6,525,000
Lyric Dev. Ser. A, F.R.W.D., F.N.M.A., A.M.T.	A-1+(d)	1.35	9/01/04	9,000	9,000,000
One Columbus Pl. Dev., Ser. A, F.R.W.D., F.N.M.A., A.M.T.	A-1+(d)	1.35	9/01/04	4,500	4,500,000
West End Towers, Ser. A, F.R.W.D., F.N.M.A., A.M.T.	A-1+(d)	1.35	9/01/04	10,000	10,000,000
New York City Hsg. Dev. Corp. Multi-Fam. Rev., Mtg. 941 Hoe Ave. Apts., Ser. A., F.R.W.D., A.M.T.	A-1+(d)	1.33	9/01/04	5,800	5,800,000
Mtg. Peter Cintron Apts., Ser. C., F.R.W.D., A.M.T.	A-1+(d)	1.33	9/01/04	11,500	11,500,000
New York City Ind. Dev. Agcy. Civic Fac. Rev.,
Allen Stevenson Sch., F.R.W.D.	VMIG1	1.25	8/26/04	3,200	3,200,000
Hewitt Sch. Proj., F.R.W.D.	VMIG1	1.25	8/26/04	1,550	1,550,000
Vlge. Cmnty. Sch. Proj., F.R.W.D.	VMIG1	1.30	8/26/04	1,270	1,270,000
New York City Transitional Fin. Auth. Rev.,
NYC Recov., Ser. 1, Subser. 1-C, F.R.D.D.	VMIG1	1.25	8/26/04	1,800	1,800,000
Putters, Ser. 386, F.R.W.D.	VMIG1	1.27	8/26/04	2,500	2,500,000
Putters, Ser. 387, F.R.W.D., M.B.I.A.	VMIG1	1.27	8/26/04	4,990	4,990,000
Ser. E, F.R.W.D.	VMIG1	1.28	8/26/04	4,970	4,970,000

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York City Tricultural,
Res. Rev., M.S.T.R., Ser. SGA91, F.R.D.D., A.M.B.A.C.	A-1+(d)	1.30%	8/26/04	$5,485	$5,485,000
New York City,
G.O., Ser. F, F.R.W.D., F.G.I.C.	VMIG1	1.25	8/26/04	6,600	6,600,000
G.O., Ser. H, Subser. H-3, F.R.D.D.	VMIG1	1.24	8/26/04	700	700,000
G.O., Ser. H, Subser. H-3, F.R.D.D.	VMIG1	1.24	8/26/04	370	370,000
G.O., Subser. A-9, F.R.W.D.	VMIG1	1.32	9/01/04	7,200	7,200,000
New York St. Dorm. Auth. Rev.,
Mental Hlth. Svcs., Subser. D-2B, F.R.W.D.	A-1+(d)	1.24	8/26/04	11,100	11,100,000
Mental Hlth. Svcs., Subser. D-2F, F.R.W.D.	A-1+(d)	1.26	8/26/04	15,300	15,300,000
Mental Hlth. Svcs., Subser. D-2H, F.R.W.D.	A-1+(d)	1.25	8/26/04	2,500	2,500,000
Mun. Sec. Trust Rcpts. Ser. SGA 132, F.R.W.D.	A-1+(d)	1.37	9/01/04	1,805	1,805,000
Ser. 00G, F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	10,000	10,000,000
Ser. 00X, M.B.I.A., F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	2,065	2,065,000
Ser. 310, F.R.W.D., M.B.I.A.	VMIG1	1.27	8/26/04	2,995	2,995,000
Ser. 341. F.R.W.D., M.B.I.A.	VMIG1	1.27	8/26/04	3,495	3,495,000
Ser. A30, F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	1,385	1,385,000
New York St. Engy. Res. & Dev. Auth. Elec. Facs. Rev., Long Island Ltd. Co., Ser. A, F.R.W.D., A.M.T.	VMIG1	1.36	9/01/04	1,400	1,400,000
New York St. Hsg. Fin. Agcy.
Rev., Historic Front Str., Ser. A, F.R.W.D.	VMIG1	1.33	9/01/04	11,000	11,000,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	11

Portfolio of Investments

as of August 25, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York St. Job Dev. Auth.,
St. Gtd., Spec. Purp., Ser A-1 Through A-25, F.R.D.D., A.M.T.	VMIG1	1.25%	8/26/04	$4,325	$4,325,000
New York St. Local Govt. Assist. Corp. Rev.,
M.S.T.R., Ser. SGA 59, F.R.D.D.	A-1+(d)	1.30	8/26/04	2,500	2,500,000
Sub. Lien, Ser. 4V, F.R.W.D., F.S.A.	A-1+(d)	1.30	9/01/04	9,300	9,300,000
New York St. Mtge Agcy. Rev., Ser. A11, F.R.W.D., M.E.R.L.O.T.	VMIG1	1.37	9/01/04	1,210	1,210,000
New York St. Thrwy. Auth. Gen. Rev., M.S.T.R., Ser. SGA 66, F.R.W.D.	A-1+(d)	1.37	9/01/04	7,855	7,855,000
New York St. Thrwy. Auth. Hwy. & Bridge Trust Fund Ser. 368, F.R.W.D., F.G.I.C.	VMIG1	1.27	8/26/04	1,000	1,000,000
Oneida Indian Nation, F.R.W.D.	VMIG1	1.28	9/01/04	5,300	5,300,000
Port Auth. New York & New Jersey Spec Oblig.,
Versatile Structure Oblig., Ser. 3, F.R.D.D.	VMIG1	1.24	8/26/04	1,200	1,200,000
Versatile Structure Oblig., Ser. 5, F.R.D.D.	VMIG1	1.24	8/26/04	1,100	1,100,000
Power Authority New York,
Ser. 2, T.E.C.P.	P-1	1.08	9/03/04	6,000	6,000,000
Ser. 1, T.E.C.P.	P-1	1.09	9/03/04	11,000	11,000,000
Puerto Rico Comwlth. Hwy. & trans. Auth. Rev., Ser. 771, M.B.I.A., F.R.W.D.	VMIG1	1.25	8/26/04	9,015	9,015,000
Ramapo Hsg. Auth. Rev. Fountainview College Rd., F.R.W.D.	VMIG1	1.35	8/26/04	10,985	10,985,000
Rockland Cnty. Ind. Dev. Agcy. Rev.,
Asstd. Living Northern River, Ser. 99, F.R.W.D.	VMIG1	1.35	8/26/04	4,980	4,980,000
Northern Manor Multicare, F.R.W.D.	VMIG1	1.35	8/26/04	2,535	2,535,000

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Syracuse Ind. Dev. Agcy. Civic Fac. Rev., Crouse Hlth. Hosp. Inc. Proj., F.R.W.D.	VMIG1	1.39%	9/01/04	$4,200	$4,200,000
Westchester Cnty. Ind. Dev. Agcy. Civic Fac. Rev., The Masters School, F.R.W.D.	VMIG1	1.25	8/26/04	3,110	3,110,000

Total Investments 90.1% (cost $297,080,000(c))					297,080,000
Other assets in excess of liabilities 9.9%					32,478,179

Net Assets 100%					$329,558,179

(a)	The following abbreviations are used in the portfolio descriptions and industry classification of portfolio holdings:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Note (b).

F.R.W.D.—Floating Rate (Weekly) Demand Note (b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

I.D.B.—Industrial Development Bank

M.B.I.A.—Municipal Bond Insurance Corporation.

M.E.R.L.O.T.—Municipal Exempt Receipt - Liquid Optional Tender

M.S.T.R.—Municipal Securities Trust Receipts.

P.C.R.—Pollution Control Revenue

T.E.C.P.—Tax Exempt Commercial Paper.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d)	Standard & Poor’s Rating.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	13

Portfolio of Investments

as of August 25, 2004 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 25, 2004 were as follows:

Housing	22.4%
Lease Backed C.O.P.	13.1
Special Tax/Assessment District	11.8
Transportation	10.5
Healthcare	8.8
General Obligation	5.8
Education	5.6
Power (Municipally Owned)	5.2
Other Municipal	3.6
Corporate Backed I.D.B. & P.C.R.	3.3
Other assets in excess of liabilities	9.9

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of August 25, 2004

Assets
Investments, at amortized cost which approximates market value	$297,080,000
Cash	15,611
Receivable for investments sold	34,567,960
Receivable for Series shares sold	1,640,503
Interest receivable	419,745
Prepaid assets	5,123

Total assets	333,728,942

Liabilities
Payable for Series shares reacquired	3,914,255
Management fee payable	117,294
Accrued expenses	94,636
Distribution fee payable	29,323
Deferred trustees’ fees	12,015
Dividends payable	3,240

Total liabilities	4,170,763

Net Assets	$329,558,179

Net assets were comprised of:
Shares of beneficial interest, at $.01 par value	$3,295,582
Paid-in capital in excess of par	326,262,597

Net assets, August 25, 2004	$329,558,179

Net asset value, offering price and redemption price per share ($329,558,179 ÷ 329,558,179 shares of beneficial interest issued and outstanding; unlimited number of shares authorized)	$1.00

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	15

Statement of Operations

Fiscal Year Ended August 25, 2004

Net Investment Income
Income
Interest	$3,797,732

Expenses
Management fee	1,785,069
Distribution fee	446,267
Custodian’s fees and expenses	100,000
Transfer agent’s fees and expenses	63,000
Reports to shareholders	39,000
Legal fees and expenses	38,000
Registration fees	30,000
Audit fee	16,000
Trustees’ fees	15,000
Miscellaneous	15,768

Total expenses	2,548,104

Net investment income	1,249,628

Net realized gain on investments	339,953

Net Increase In Net Assets Resulting From Operations	$1,589,581

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Fiscal Year Ended August 25, 2004	Year Ended August 31, 2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,249,628	$2,642,671
Net realized gain on investment transactions	339,953	228,880

Net increase in net assets resulting from operations	1,589,581	2,871,551

Dividends and distributions paid to shareholders (Note 1)	(1,589,581)	(2,871,551)

Series share transactions (at $1 per share)
Net proceeds from shares sold	1,070,137,096	1,186,257,467
Net asset value of shares issued in reinvestment of dividends and distributions	1,546,689	2,823,122
Cost of shares reacquired	(1,134,137,586)	(1,268,848,822)

Net decrease in net assets from Series share transactions	(62,453,801)	(79,768,233)

Total decrease	(62,453,801)	(79,768,233)

Net Assets
Beginning of fiscal year	392,011,980	471,780,213

End of fiscal year	$329,558,179	$392,011,980

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	17

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate only to New York Money Market Series (the “Series”). The financial statements of the other series are not presented herein. During 2004, the Series changed its year end to the last Wednesday in August. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in April 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in “investment grade” tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

The Series historically has served as a sweep vehicle of an affiliated broker/dealer. During fiscal year 2004, the Series was notified that it would no longer be utilized in such a manner. Consequently, Series assets will likely decline over time.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for the Series have been prepared in conformity with GAAP for investment companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

18	Visit our website at www.jennisondryden.com

calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income and net realized short-term and long-term capital gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to a subadvisory agreement between PI and Prudential Investment Management, Inc. (“PIM” or “Subadviser”), PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ shares, pursuant to a plan of distribution, regardless of expenses actually incurred by it. The Series pays PIMS for distributing and servicing the Series’ shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series’ average daily net assets. The distribution fee is accrued daily and payable monthly.

Dryden Municipal Series Fund/New York Money Market Series	19

Notes to Financial Statements

Cont’d

PI, PIM and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the fiscal year ended August 25, 2004, the Series incurred fees of approximately $63,000 for the services of PMFS. As of August 25, 2004, approximately $5,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Distributions and Tax Information

For the fiscal years ended August 25, 2004 and August 31, 2003, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $1,249,628 and $2,642,671, respectively, were tax-exempt income, $17,144 and $228,880, respectively, were taxable ordinary income and $322,809 was taxable as long-term capital gains.

As of August 25, 2004, the Fund had no undistributed earnings on a tax basis.

Note 5. Capital

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.

Note 6. Subsequent Event

On July 19, 2004, the Board of Trustees of the Series approved the declaration of a return of capital final distribution in the amount of $1.00 per share, representing the distribution of all the capital of the Series, such return of capital final distribution to be paid to all shareholders of record as of September 24, 2004. The Series will be closed to new purchases on September 10, 2004.

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Financial Highlights

AUGUST 25, 2004	ANNUAL REPORT

Dryden Municipal Series Fund

New York Money Market Series

Financial Highlights

	Fiscal Year Ended August 25, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Fiscal Year	$1.00

Net investment income and net realized gains	—	(b)
Dividends and distributions to shareholders	—	(b)

Net asset value, end of fiscal year	$1.00

Total Return(a):	0.44%
Ratios/Supplemental Data:
Net assets, end of fiscal year (000)	$329,558
Average net assets (000)	$362,964
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.70	%(c)
Expenses, excluding distribution and service (12b-1) fees	.58	%(c)
Net investment income	.35	%(c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Less than $0.005 per share.
(c)	Annualized.

See Notes to Financial Statements.

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Year Ended August 31,
2003	2002	2001	2000

$1.00	$1.00	$1.00	$1.00

.01	.01	.03	.03
(.01)	(.01)	(.03)	(.03)

$1.00	$1.00	$1.00	$1.00

.64%	1.13%	2.91%	3.18%

$392,012	$471,780	$449,606	$361,875
$444,015	$449,597	$403,930	$369,017

.71%	.69%	.70%	.70%
.58%	.57%	.58%	.57%
.60%	1.04%	2.80%	3.15%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Money Market Series	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New York Money Market Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New York Money Market Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 25, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for all years presented prior to the year ended August 25, 2004 were audited by other auditors whose report dated October 22, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 25, 2004, by correspondence with the custodian and brokers. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 25, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ period end as to the federal tax status of dividends and distributions paid by the Series during the period. Accordingly, we are advising you that in the periods ending August and September 2004, dividends paid from net investment income of $0.0039 and $0.0007 per share respectively were tax-exempt interest dividends. Also, for the period ending August 2004, the Series paid a long-term capital gain distribution of $0.0009 which is taxable as such.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2004.

Dryden Municipal Series Fund/New York Money Market Series	25

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

26	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Series Fund/New York Money Market Series	27

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

28	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Municipal Series Fund/New York Money Market Series	29

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/New York Money Market Series
NASDAQ	PBNXX
CUSIP	262468838

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New York Money Market Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/New York Money Market Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New York Money Market Series
NASDAQ	PBNXX
CUSIP	262468838

MF127E                IFS-A097675                Ed. 10/2004

Dryden Municipal Series Fund/

New Jersey Money Market Series

AUGUST 25, 2004	ANNUAL REPORT

FUND TYPE

Money market

OBJECTIVE

The highest level of current income that is exempt from New Jersey state and federal income taxes, consistent with liquidity and the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New Jersey Money Market Series (the Series) is to provide the highest level of current income that is exempt from New Jersey state and federal income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

Series Facts as of 8/25/04
	7-Day Current Yield	Net Asset Value (NAV)	Taxable Equivalent Yield*			Weighted Avg. Maturity (WAM)	Net Assets (Millions)
			@28%	@33%	@35%
New Jersey Money Market Series	0.52%	$1.00	0.77%	0.83%	0.85%	5 Days	$156
iMoneyNet, Inc. State Specific Retail New Jersey Avg.**	0.56%	N/A	0.83%	0.89%	0.92%	48 Days	N/A

*	Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**	iMoneyNet, Inc. reports a 7-day current yield and WAM on Mondays for state-specific retail money funds. This is the data of all funds in the iMoneyNet, Inc. State Specific Retail New Jersey Average category as of August 23, 2004, the closest date to the end of the Series’ Fiscal year-end.

Dryden Municipal Series Fund/New Jersey Money Market Series	1

State Specific Money Market Fund Yield Comparison

Weighted Average Maturity Comparison

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

The graphs portray weekly 7-day current yields and weekly WAMs for the Dryden Municipal Series Fund/New Jersey Money Market Series and the iMoneyNet, Inc. State Specific Retail New Jersey Average every Monday from August 25, 2003, to August 23, 2004, the closest dates to the beginning and end of the Series’ fiscal year-end. The data portrayed for the Series at the end of the fiscal year-end in the graphs may not match the data portrayed in the Series Facts table as of August 25, 2004.

2	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Prudential Investment Management, Inc.

An eventful year for New Jersey money market investors

Investors in New Jersey money market securities faced significant fiscal developments in the state as well as changes in U.S. monetary policy during the Series’ 12-month reporting period that began September 1, 2003. Economic conditions in New Jersey improved, but a continued budget gap between projected revenues and projected expenditures hurt the state’s credit rating. Meanwhile, anticipation that the Federal Reserve (the Fed) would increase short-term interest rates drove yields on municipal money market securities higher late in the reporting period. The Fed finally raised short-term rates in June and August 2004 in order to scale back monetary stimulus in the U.S. economy.

Given the challenging investment environment, we maintained what we believe to be a conservative approach to security selection, purchasing high-quality notes, commercial paper, and other municipal money market instruments primarily of New Jersey issuers. Our investment strategy also gradually increased the Series’ liquidity. This prepared the Series to accommodate an outflow of assets associated with tax season as well as the integration of the former Prudential Securities brokerage business with Wachovia Securities, LLC. The integration was completed in September 2004.

Bridging the “January effect” in 2004

For several months after the reporting period began, money market yields hovered at low levels. This occurred as the Fed initially left short-term rates at historic lows to support the fragile U.S. economic recovery that was failing to create many new jobs. During this time, commercial paper that matured in 30 to 60 days as well as notes and bonds maturing in one year figured prominently among the Series’ investments. Purchasing these securities in late 2003 helped prepare the Series to ride out the January effect, a seasonal decline in yields that occurs as investors quickly reinvest cash from coupon payments, bond calls, and maturing bonds that they receive the first week of the calendar year.

Meeting tax-time liquidity needs of our shareholders

In the first quarter of 2004, we sold some of the Series’ money market securities due in six to 12 months and purchased shorter-term debt securities to build up liquidity in the Series. This helped the Series meet its seasonal tax-time outflows that typically last from mid-April through early May. As investors raised cash to pay their income taxes by selling money fund shares, yields on municipal money market securities rose. In addition, yields climbed as signs of improvement in the U.S. job market and higher inflation led financial markets to expect that the Fed would soon raise short-term rates.

Dryden Municipal Series Fund/New Jersey Money Market Series	3

Investment Adviser’s Report (continued)

New Jersey general obligation (GO) bonds downgraded

On the local level, the economic improvement in New Jersey did not resolve the state’s financial challenges. In order to balance New Jersey’s budget for fiscal 2005, certain taxes were increased and new bonds issued. However, the New Jersey State Supreme Court ruled that bond issuance to provide operating funds would be prohibited in the future. In light of this development, Standard & Poor’s Ratings Services downgraded its rating of New Jersey GO bonds to AA-minus from AA in July 2004. Moody’s also lowered its rating of the bonds to Aa3 from Aa2, citing New Jersey’s budget and financial plan for fiscal 2005, which Moody’s expects will result in a continued large structural budget imbalance into fiscal 2006, and likely beyond.

For the remainder of the reporting period, we continued to emphasized shorter-term money market securities, particularly variable-rate demand notes whose rates reset on a daily or weekly basis. The Series benefited as rates on these notes adjusted higher in response to increases in the target for the federal funds rate—the rate banks charge each other for overnight loans—from 1.00% to 1.25% in June 2004, and from 1.25% to 1.50% in August 2004. Having the option to sell the notes back on such short notice helped the Series meet its ongoing and anticipated withdrawals. (A few weeks after the reporting period ended, the target for the federal funds rate was raised to 1.75% from 1.50%.)

4	Visit our website at www.jennisondryden.com

Fees and Expenses

ANNUAL REPORT

Dryden Municipal Series Fund/

New Jersey Money Market Series

Fees and Expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 25, 2004.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

6	Visit our website at www.jennisondryden.com

You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Series may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/New Jersey Money Market Series		Beginning Account Value February 25, 2004	Ending Account Value August 25, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period***

Class A	Actual	$1,000	$1,001	0.78%	$3.92
	Hypothetical	$1,000	$1,021	0.78%	$3.96

*** Series expenses for the share class are equal to the annualized expense ratio for the share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 25, 2004, and divided by the 366 days in the Series’ current fiscal year (to reflect the six-month period).

Dryden Municipal Series Fund	7

Portfolio of Investments

as of August 25, 2004

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Allendale Brd. Ed., Temp. Nts.	Aa2(e)	1.20%	9/03/04	$2,391	$2,391,051
Delaware River Port Auth. Pennsylvania & New Jersey Rev., Mun. Secs. Trust Rcpts., Ser. SGA-89, F.R.D.D., F.S.A.	A-1+(c)	1.30	8/26/04	2,000	2,000,000
Merlots, Ser. B4, F.G.I.C., F.R.W.D.	VMIG1	1.37	9/01/04	4,000	4,000,000
Merlots, Ser. K	VMIG1	1.37	9/01/04	3,000	3,000,000
Gulf Coast Solid Wste. Disp. Auth. Rev., Ref. Amoco Oil Co. Proj., F.R.D.D.	VMIG1	1.28	8/26/04	500	500,000
Hudson Cnty. Impvt. Auth. Rev., Fltg—Essential Purp. Pooled Gov., F.R.W.D.	A-1+(c)	1.23	8/26/04	7,200	7,200,000
Mun. Secs. Trust Cert., G.O., Ser. 2001-174 Cert., Class A, F.R.D.D.	A-1(c)	1.30	8/26/04	1,100	1,100,000
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev.,
Rfdg., United Wtr. New Jersey Inc. Proj., Ser. A, F.R.D.D.	VMIG1	1.24	8/26/04	265	265,000
Rfdg., United Wtr. New Jersey Inc. Proj., Ser. B, F.R.D.D.	VMIG1	1.24	8/26/04	400	400,000
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
Ser. 833, F.R.W.D.	NR	1.25	8/26/04	3,700	3,700,000
Var.—Comp. Prog., Ser. A-2, F.R.W.D.	VMIG1	1.25	8/26/04	1,500	1,500,000
Var.—Hosp. Cap. Asset Fin., Ser. B, F.R.W.D.	VMIG1	1.25	8/26/04	4,000	4,000,000
Var.—Meridian Hlth. Sys., Ser. B, F.R.W.D.	VMIG1	1.23	8/26/04	7,600	7,600,000

New Jersey Sports & Expo. Auth. St. Contract, Ser. C, F.R.W.D.	VMIG1	1.23%	8/26/04	$8,500	$8,500,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Money Market Series	7

Portfolio of Investments

as of August 25, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
New Jersey St. Econ. Dev. Auth. Econ. Dev. Rev.,
Airis Newark LLC Proj., F.R.W.D.	VMIG1	1.25	8/26/04	3,500	3,500,000
Var.—Office Court Assoc. Proj., F.R.W.D.	A-1+(c)	1.35	9/01/04	2,050	2,050,000
Var.—Rep. Svcs. Inc. Proj., F.R.W.D.	A-1+(c)	1.35	9/01/04	2,000	2,000,000
Putters, Ser. 219Z, F.R.W.D.	A-1+(c)	1.26	8/26/04	4,570	4,570,000
AFL Qual. Inc. Proj., F.R.W.D., A.M.T.	A-1+(c)	1.35	9/01/04	2,400	2,400,000
Alpha Assocs. & Avallone, A.M.T., F.R.W.D., Ser. 98	A-1(c)	1.37	9/01/04	2,000	2,000,000
Dock Facs. Rev., Bayonne/IMTT Proj., Ser. A, F.R.D.D.	VMIG1	1.23	8/26/04	400	400,000
Dock Facs. Rev., Bayonne/IMTT Proj., Ser. B, F.R.D.D.	VMIG1	1.23	8/26/04	4,800	4,800,000
Dock Facs. Rev., Bayonne/IMTT Proj., Ser. C, F.R.D.D.	VMIG1	1.23	8/26/04	6,805	6,805,000
Kent Place Proj., Ser. L, F.R.W.D.	VMIG1	1.25	8/26/04	1,180	1,180,000
Oak Hill Academy Proj., Ser. 2002, F.R.W.D.	NR	1.32	8/26/04	2,135	2,135,000
El Dorado Terminals, Ser. B, F.R.D.D.	VMIG1	1.23	8/26/04	4,100	4,100,000
SPL Facs. Rev., Port Newark Container LLC, Ser. 2003, F.R.W.D., A.M.T.	VMIG1	1.35	9/01/04	8,900	8,900,000
Sr. Care Bayshore Hlth., Ser. A, F.R.W.D.	VMIG1	1.23	8/26/04	3,190	3,190,000
Wtr. Facs. Rev., Utd. Wtr. Proj. Inc., Ser. C, F.R.D.D., A.M.B.A.C., A.M.T.	VMIG1	1.31	8/26/04	5,600	5,600,000

New Jersey St. Hsg. & Mtg. Fin. Agcy. Rev. Amt.—Sngl. Fam. Hsg., Ser. B, A.M.T.	MIG1	1.10%	10/01/04	$3,000	$3,000,000
New Jersey St. Tpke. Auth. Tpke. Rev. Merlots, Ser. EEE, M.B.I.A., F.R.W.D.	VMIG1	1.37	9/01/04	3,400	3,400,000

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
Tpke. Rev., Ser. C-1, F.R.W.D.	VMIG1	1.34	9/01/04	8,250	8,250,000
New Jersey St. Trans. Trust Fd. Auth. M.E.R.L.O.T., Ser. A5, F.R.W.D.	VMIG1	1.37	9/01/04	2,275	2,275,000
Port Auth. of New York & New Jersey,
Putters, Ser. 153Z, F.R.W.D., A.M.T.	VMIG1	1.30	8/26/04	4,000	4,000,000
SPL Oblig. Rev., Versatile Structure Oblig., Ser. 4, F.R.D.D., A.M.T.	VMIG1	1.26	8/26/04	1,400	1,400,000
SPL Oblig. Rev., Versatile Structure Oblig., Ser. 5, F.R.D.D.	VMIG1	1.24	8/26/04	6,200	6,200,000
SPL Oblig. Rev., Versatile Structure Oblig., Ser. 6, F.R.D.D., A.M.T.	VMIG1	1.26	8/26/04	300	300,000
Puerto Rico Elec. Pwr. Auth. Rev., Mun. Secs. Trust Recpts., Ser. SGA 43, F.R.W.D.	A-1+(c)	1.35	9/01/04	2,500	2,500,000
Puerto Rico Pub. Fin. Corp. Putters, Ser. 363, F.R.W.D.	A-1+(c)	1.26	8/26/04	1,700	1,700,000
Rutgers St. Univ., Ser. A, F.R.D.D.	VMIG1	1.24	8/26/04	6,700	6,700,000
Salem Cnty. Impvt. Auth. Rev. Var.—Friends Home Woodstown Inc., F.R.W.D.	VMIG1	1.25	8/26/04	2,440	2,440,000
Truckee Meadows Wtr. Auth. Wtr. Rev., Mun. Secs. Trust Rcpts., Ser. SGA-137, F.R.D.D.	A-1+(c)	1.30	8/26/04	500	500,000

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Money Market Series	9

Portfolio of Investments

as of August 25, 2004 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
Union Cnty. Ind. Poll. Ctrl. Fin. Auth. Poll. Ctrl. Rev.,
Rfdg., Exxon Proj., F.R.D.D., Ser 89	VMIG1	1.14%	8/26/04	$1,000	$1,000,000
Rfdg., Exxon Proj., F.R.D.D., Ser 94	VMIG1	1.19	8/26/04	3,000	3,000,000

Total short-term investments (cost $146,451,051)					146,451,051

Total Investments 94.1% (cost $146,451,051(d))					146,451,051
Other assets in excess of liabilities 5.9%					9,240,485

Net Assets 100%					$155,691,536

(a)	The following abbreviations are used in the portfolio descriptions and industry classification:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.O.P.—Certificate of Participation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D—Floating Rate (Daily) Demand Note(b).

F.R.W.D.—Floating Rate (Weekly) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

I.D.B.—Industrial Development Board.

M.E.R.L.O.T.—Municipal Exempt Receipt—Liquid Optional Tender.

P.C.R.—Pollution Control Revenue.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Standard & Poor’s Rating.
(d)	The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
(e)	Long-Term Rating.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 25, 2004 were as follows:

Transportation	28.9%
Corporate Backed I.D.B. & P.C.R.	19.9
Healthcare	14.4
General Obligation	7.7
Other Municipals	6.7
Education	5.7
Lease Backed C.O.P.	5.5
Housing	1.9
Power (Municipally Owned)	1.6
Solid Waste/Resource Recovery	1.3
Water & Sewer	0.5
Other assets in excess of liabilities	5.9

100.0%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Money Market Series	11

Statement of Assets and Liabilities

as of August 25, 2004

Assets
Investments, at amortized cost which approximates market value	$146,451,051
Cash	27,278
Receivable for investments sold	11,003,419
Receivable for Series shares sold	875,704
Interest receivable	241,085
Prepaid expenses and other assets	2,694

Total assets	158,601,231

Liabilities
Payable for Series shares reacquired	2,778,526
Management fee payable	54,153
Accrued expenses	51,170
Distribution fee payable	13,538
Deferred trustees’ fees	10,667
Dividends payable	1,641

Total liabilities	2,909,695

Net Assets	$155,691,536

Net assets were comprised of:
Shares of beneficial interest, at $.01 par value	$1,556,915
Paid-in capital in excess of par	154,134,621

Net assets, August 25, 2004	$155,691,536

Net asset value, offering price and redemption price per share ($155,691,536 ÷ 155,691,536 shares of beneficial interest issued and outstanding; unlimited number of shares authorized)	$1.00

See Notes to Financial Statements.

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Statement of Operations

Fiscal Year Ended August 25, 2004

Net Investment Income
Income
Interest	$1,816,954

Expenses
Management fee	859,804
Distribution fee	214,951
Custodian’s fees and expenses	93,000
Transfer agent’s fees and expenses	44,000
Legal fees and expenses	37,000
Reports to shareholders	43,000
Registration fees	36,000
Audit fee	16,000
Trustees’ fees	14,000
Miscellaneous	9,421

Total expenses	1,367,176

Net investment income	449,778
Net realized gain on investment transactions	6,097

Net Increase In Net Assets Resulting From Operations	$455,875

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Money Market Series	13

Statement of Changes in Net Assets

	Fiscal Year Ended August 25, 2004	Fiscal Year Ended August 31, 2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$449,778	$1,043,742
Net realized gain on investment transactions	6,097	22,410

Net increase in net assets resulting from operations	455,875	1,066,152

Dividends and distributions paid to shareholders (Note 1)	(455,875)	(1,066,152)

Series share transactions (at $1 per share)
Net proceeds from shares sold	537,323,861	620,002,026
Net asset value of shares issued in reinvestment of dividends and distributions	438,259	1,050,580
Cost of shares reacquired	(557,784,194)	(662,702,129)

Net decrease in net assets from Series share transactions	(20,022,074)	(41,649,523)

Total decrease	(20,022,074)	(41,649,523)

Net Assets
Beginning of period	175,713,610	217,363,133

End of period	$155,691,536	$175,713,610

See Notes to Financial Statements.

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Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of six series. These financial statements relate to only New Jersey Money Market Series (the “Series”). The financial statements of the other series are not presented herein. During 2004, the series changed its fiscal year ended to the last Wednesday in August. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in “investment grade” tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

The Series historically has served as a sweep vehicle of an affiliated broker/dealer. During fiscal year 2003, the Series was notified that it would no longer be utilized in such a manner. Consequently, Series assets will likely decline over time.

Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for the Series have been prepared in conformity with GAAP for investment companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are

Dryden Municipal Series Fund/New Jersey Money Market Series	15

Notes to Financial Statements

Cont’d

calculated on the identified cost basis. The Series amortizes premiums and accretes discounts on portfolio securities as adjustments to interest income. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income and net realized short-term gains. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ shares pursuant to a plan

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of distribution regardless of expenses actually incurred by PIMS. The Series pays PIMS for distributing and servicing the Series shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series’ average daily net assets. The distribution fee is accrued daily and payable monthly.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Series transfer agent and during the fiscal year ended August 25, 2004, the Series incurred fees of approximately $40,800 for the services of PMFS. As of August 25, 2004, approximately $3,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Distributions and Tax Information

For the fiscal years ended August 25, 2004 and August 31, 2003, the tax character of the dividends paid, as reflected in the Statement of Changes in Net Assets, of $455,875 and $1,066,152, respectively, were tax-exempt income.

As of August 25, 2004, the accumulated undistributed earnings on a tax basis were $1,641 of tax-exempt income (including a timing difference of $1,641 for dividends payable).

Note 5. Capital

The Series offers Class A shares. The Series may also offer Class S shares. There are no Class S shares currently issued and outstanding.

Note 6. Subsequent Event

On July 19, 2004, the Board of Trustees of the Series approved the declaration of the return of capital final distribution in the amount of $1.00 per share, representing the distribution of all the capital of the Series, such return of capital final distribution to be paid to all shareholders of record as of September 24, 2004. The Series closed to new purchases on September 10, 2004.

Dryden Municipal Series Fund/New Jersey Money Market Series	17

Financial Highlights

	Class A
	Fiscal Year Ended August 25, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.00

Net investment income and net realized gains	—	(b)
Dividends and distributions	—	(b)

Net asset value, end of year	$1.00

Total Return(a):	0.26%
Ratios/Supplemental Data:
Net assets, end of year (000)	$155,692
Average net assets (000)	$174,827
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	.80	%(c)
Expenses, excluding distribution fee and service (12b-1) fees	.67	%(c)
Net investment income	.26	%(c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Less than $.005 per share.
(c)	Annualized.

See Notes to Financial Statements.

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Class A
Fiscal Year Ended August 31,
2003	2002	2001	2000

$1.00	$1.00	$1.00	$1.00

.01	.01	.03	.03
(.01)	(.01)	(.03)	(.03)

$1.00	$1.00	$1.00	$1.00

.54%	1.10%	2.95%	3.12%

$175,714	$217,363	$208,550	$195,460
$199,544	$223,219	$212,370	$204,697

.77%	.74%	.73%	.72%
.64%	.62%	.60%	.59%
.52%	1.08%	2.87%	3.07%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Money Market Series	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Dryden Municipal Series Fund—New Jersey Money Market Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New Jersey Money Market Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 25, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the fiscal year ended August 31, 2003 and the financial highlights for all years presented prior to August 25, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 25, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 25, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 25, 2004) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 25, 2004, dividends paid from net investment income of $.0026 per share were federally tax-exempt interest dividends.

Dryden Municipal Series Fund/New Jersey Money Market Series	21

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen D. Stoneburn (61), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

Dryden Municipal Series Fund/New Jersey Money Market Series	23

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1998; Assistant Secretary (1985-1998)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after August 25, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Dryden Municipal Series Fund/New Jersey Money Market Series	25

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Series’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden Municipal Series Fund/New Jersey Money Market Series
NASDAQ	PNJXX
CUSIP	262468606

An investor should consider the investment objectives, risks, and charges and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New Jersey Money Market Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Dryden Municipal Series Fund/New Jersey Money Market Series, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New Jersey Money Market Series
NASDAQ	PNJXX
CUSIP	262468606

MF147E              IFS-A097644              Ed. 10/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies-Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $122,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended August 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $28,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Trustees adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Trustees is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Municipal Series Fund, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Dryden Municipal Series Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Municipal Series Fund

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date October 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date October 26, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 26, 2004

*	Print the name and title of each signing officer under his or her signature.